As filed with the Securities and Exchange
                           Commission on May 22, 2008

                                Registration No:

                Investment Company Act Registration No: 811-08426

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           Pre-Effective Amendment No.
                          Post-Effective Amendment No.

              ----------------------------------------------------

                ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

               Registrant's Telephone Number, including Area Code:
                                 (800) 221-5672

                 ----------------------------------------------

                                 EMILIE D. WRAPP
                             AllianceBernstein L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105

                     (Name and address of agent for service)
                          Copies of communications to:
                               Kathleen K. Clarke
                               Seward & Kissel LLP
                                1200 G Street, NW
                                    Suite 350
                              Washington, DC 20005

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on June 23, 2008 pursuant to Rule 488 under the Securities Act of 1933.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

                ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND, INC.

                  CONTENTS OF FORM N-14 REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

--------------------------------------------------------------------------------
     o     Cover Sheet
--------------------------------------------------------------------------------
     o     Contents of Registration Statement
--------------------------------------------------------------------------------
     o     Form N-14 Cross Reference Sheet
--------------------------------------------------------------------------------
     o     Letter to Shareholders
--------------------------------------------------------------------------------
     o     Part A - Prospectus
--------------------------------------------------------------------------------
     o     Part B - Statement of Additional Information
--------------------------------------------------------------------------------
     o     Part C - Other Information
--------------------------------------------------------------------------------
     o     Signatures
--------------------------------------------------------------------------------
     o     Exhibits
--------------------------------------------------------------------------------

                              CROSS REFERENCE SHEET

--------------------------------------------------------------------------------
ITEM NO.                                 PROXY/PROSPECTUS
--------------------------------------------------------------------------------
Part A
--------------------------------------------------------------------------------
1. Beginning of Registration Statement
and Outside Front Cover Page of          Cover Page/Questions & Answers
Prospectus
--------------------------------------------------------------------------------
2. Beginning of Outside Back Cover
Page of Prospectus                       Questions & Answers
--------------------------------------------------------------------------------
3. Fee Table, Synopsis Information
and Risk Factors                         Summary, Appendix A
--------------------------------------------------------------------------------
4. Information about the Transaction     Letter to Stockholders, Questions and
                                         Answers, Summary, Information About the
                                         Proposed Transaction
--------------------------------------------------------------------------------
5. Information about the Registrant      Letters to Stockholders, Questions and
                                         Answers, Summary, Information About the
                                         Funds
--------------------------------------------------------------------------------
6. Information about the Company Being   Letters to Stockholders, Questions and
Acquired                                 Answers, Summary, Information About the
                                         Funds

--------------------------------------------------------------------------------
7. Voting Information                    Not applicable
--------------------------------------------------------------------------------
8. Interest of Certain Persons and
Experts                                  Experts
--------------------------------------------------------------------------------
9. Additional Information Required
for Reoffering by Persons Deemed
to be Underwriters                       Not Applicable
--------------------------------------------------------------------------------
Part B
--------------------------------------------------------------------------------
10. Cover Page                           Cover Page
--------------------------------------------------------------------------------
11. Table of Contents                    Table of Contents
--------------------------------------------------------------------------------
12. Additional Information About the
Registrant                               SAI
--------------------------------------------------------------------------------
13. Additional Information about the
Company being Acquired                   SAI
--------------------------------------------------------------------------------
14. Financial Statements                 Incorporated by Reference to the SAI
--------------------------------------------------------------------------------
15-17.                                   Information required to be included in
                                         Part C is set forth under the
                                         appropriate item, so numbered, in Part
                                         C of this Registration Statement.
--------------------------------------------------------------------------------

                            [ALLIANCEBERNSTEIN LOGO]

           ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND, INC.

                           1345 Avenue of the Americas
                            New York, New York 10105

                                   PROSPECTUS
                          INFORMATION ABOUT ACQUISITION

                                                          [______________], 2008

Dear Shareholders:

     The Board of Directors (the "Directors") of AllianceBernstein International Research Growth Fund, Inc. ("IRG") is pleased to announce the acquisition of the assets and liabilities of IRG by AllianceBernstein International Growth Fund, Inc. ("International Growth"). We sometimes refer to each of International Growth and IRG as a "Fund" and together, the "Funds". The acquisition, which is expected to become effective early in the third quarter of this year, is described in more detail in the attached Prospectus. You should review the Prospectus carefully and retain it for future reference.

     IRG and International Growth have identical investment objectives and follow significantly similar investment strategies. Currently, the Funds are managed in an indentical manner and their investment portfolios are nearly identical. We anticipate that the acquisition will result in benefits to the shareholders of IRG as discussed more fully in the Prospectus. As a general matter, we believe that the acquisition will provide a very similar investment opportunity with a lower expense ratio for IRG shareholders.

     In approving the acquisition, the Directors have considered, among other things, the investment objectives and strategies of the Funds, expense ratio reductions for shareholders expected to result from the acquisition, continuity of portfolio management, the comparison of fees for the Funds and the pro forma combined Fund, the repositioning of the securities held by the Funds as a result of the acquisition, the costs of the acquisition and the allocation thereof, and the tax-free nature of the acquisition and have concluded that the acquisition is in the best interests of the Funds.

     Upon the acquisition of IRG by International Growth, each shareholder of IRG will receive shares of International Growth of the same class as the shares the shareholder currently owns, which will have an aggregate net asset value ("NAV") equal to the aggregate NAV of the shareholder's shares in IRG. IRG would then cease operations and dissolve. Shareholders of IRG will not be assessed any sales charges or other shareholder fees in connection with the proposed acquisition.

Sincerely,


Marc O. Mayer
President

                                   PROSPECTUS

         Acquisition of the Assets and Assumption of the Liabilities of

           ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND, INC.

                       By, and in Exchange for Shares of,

                ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND, INC.

                            [_________________], 2008

                                TABLE OF CONTENTS

Questions and Answers                                                      [___]

Summary                                                                    [___]

    Comparison of Investment Advisory Fees                                 [___]

    Comparison of Fees                                                     [___]

    Comparison of Investment Objectives and Policies                       [___]

    Principal Risks                                                        [___]

    Federal Income Tax Consequences                                        [___]

    Comparison of Distribution and Purchase Procedures                     [___]

    Service Providers                                                      [___]

    Comparison of Business Structures                                      [___]

Information about the Transaction                                          [___]

    Introduction                                                           [___]

    Description of the Plan                                                [___]

    Reasons for the Acquisition                                            [___]

    Description of Securities to be Issued                                 [___]

    Dividends and Other Distributions                                      [___]

    Surrender of IRG Stock Certificates                                    [___]

    Federal Income Tax Consequences                                        [___]

    Capitalization Information                                             [___]

Information about the Funds                                                [___]

    Management of the Funds                                                [___]

    Advisory Agreement and Fees                                            [___]

    Distributor                                                            [___]

    Other Service Providers                                                [___]

Legal Matters                                                              [___]

Experts                                                                    [___]

Financial Highlights                                                       [___]

    Appendix A -- Fee Table                                                [___]

    Appendix B -- Comparison of Investment Objectives and Policies         [___]

    Appendix C -- Fund Performance                                         [___]

    Appendix D -- Description of Principal Risks of the Funds              [___]

    Appendix E -- Certain Information Applicable to Class A, Class B,
                  Class C, Class R, Class K, Class I and Advisor Class
                  Shares of International Growth                           [___]

    Appendix F -- Other Information                                        [___]

    Appendix G -- Form of Agreement and Plan of Acquisition and
                  Liquidation between AllianceBernstein International
                  Research Growth Fund, Inc. and AllianceBernstein
                  International Growth Fund, Inc.                          [___]

    Appendix H -- Capitalization                                           [___]

    Appendix I -- Legal Proceedings                                        [___]

    Appendix J -- Share Ownership Information                              [___]

    Appendix K -- Financial Highlights                                     [___]

                              QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the proposed acquisition and of the information contained in this Prospectus.

1. What is this document and why did we send this document to you?

This is a Prospectus that provides you with information about the proposed acquisition (the "Acquisition") of the assets and liabilities of AllianceBernstein International Research Growth Fund, Inc. ("IRG") by AllianceBernstein International Growth Fund, Inc. ("International Growth"). (International Growth and IRG are each a "Fund" and, collectively, the "Funds.")

On May 8, 2008, the Board of Directors (the "Directors") of IRG and International Growth approved and declared advisable the Acquisition of IRG by International Growth. Shareholders of IRG are receiving this Prospectus because they own shares of IRG. The Acquisition does not require approval by IRG shareholders.

Shareholders may contact a Fund at 1-800-221-5672 or write to a Fund at 1345 Avenue of the Americas, New York, NY 10105.

2. How will the Acquisition work?

The Plan of Acquisition and Liquidation dated as of May 8, 2008 between International Growth and IRG (the "Plan") provides for (i) the transfer of all the assets of IRG to International Growth, (ii) the assumption by International Growth of all the liabilities of IRG and the subsequent redemption of shares of IRG, (iii) the issuance to IRG's shareholders of the equivalent class of shares of International Growth, equal in aggregate net asset value ("NAV") to the NAV of their former IRG shares, and (iv) the cessation of operations and dissolution of IRG.

As a shareholder of IRG, you will receive the same class of shares of International Growth as the shares you currently own, having an aggregate NAV equal to the aggregate NAV of your shares in IRG. The contingent deferred sales charge ("CDSC") period applicable to IRG shares prior to the Acquisition will continue to apply to the shares of International Growth issued in the Acquisition. Shareholders of IRG will not be assessed any sales charges or other shareholder fees in connection with the Acquisition. The Acquisition of IRG does not require approval by IRG shareholders.

3. Why is the Acquisition taking place?

After considering the recommendation of the Adviser, the Directors of IRG concluded that participation by IRG in the Acquisition is in the best interests of IRG. The Directors also concluded that the Acquisition would benefit shareholders of IRG by resulting in, among other things, a reduction in expenses, and would not dilute shareholders' interests. In reaching this conclusion, the Directors considered, among other things, the investment objectives and investment policies of the Funds, expense ratio reductions expected to result from the Acquisition, continuity in portfolio management, the comparison of fees for the Funds and the pro forma combined Fund, the costs of the Acquisition and the allocation thereof, and the tax-free nature of the Acquisition.

4. When will the Acquisition take place?

The Acquisition is expected to take place early in the third quarter of 2008.

5. Who will bear the expenses of the Acquisition?

The expenses of the Acquisition, which is estimated to be approximately $269,000, will be borne by IRG.

6. Where may I find additional information regarding the Funds?

Additional information about the Funds is available in the Statement of Additional Information ("SAI") dated [___________], 2008 that has been filed with the Securities and Exchange Commission ("SEC") in connection with this Prospectus. The SAI and each Fund's Annual Report to Shareholders, which contain audited financial statements for each of the Funds' fiscal years, are incorporated by reference into this Prospectus. In addition, IRG's and International Growth's Semi-Annual Reports dated January 31, 2008 and the prospectus for each Fund dated November 1, 2007 (collectively, the "Prospectuses") are also incorporated by reference into this Prospectus. (IRG's file number is 811-08527 and International Growth's file number is 811-0426).

Additional copies of the Annual and Semi-Annual Reports and the Prospectuses are available at www.alliancebernstein.com and are also available, along with this Prospectus and the SAI, upon request, without charge, by writing to the address or calling the telephone number listed below.

By mail:          AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

By phone:         For Information: 1-800-221-5672
                  For Literature: 1-800-227-4618

All of this additional information is also available in documents filed with the SEC. You may view or obtain these documents from the SEC:

In person:               at the SEC's Public Reference Room in Washington, DC

By phone:                1-202-551-8090 (for information on the operations of
                         the Public Reference Room only)

By mail: Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0102 (duplicating fee required)

By electronic mail:      publicinfo@sec.gov (duplicating fee required)

On the Internet:         www.sec.gov

Other Important Things to Note:

     o    You may lose money by investing in the Funds.

     o The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                     SUMMARY

     The following summary highlights differences between International Growth and IRG. This summary is not complete; for more complete information, please read this entire document. Note that certain information is presented as of December 31, 2007. At the May 6-8, 2008 Regular Board Meeting (the "Board Meeting"), the Funds' Adviser, AllianceBernstein L.P., represented to the Directors that, if the information were updated, it would not differ in any material respect.

     IRG is a diversified open-end investment company, with net assets, as of December 31, 2007, of $324 million. International Growth is a diversified open-end investment company, with net assets, as of December 31, 2007, of $3.3 billion. Each Fund invests in securities of companies within various market sectors selected by the Adviser for their growth potential. Each Fund invests in securities of companies located in both developed and emerging market countries. The Funds are currently managed in a substantially indentical manner and their investment portfolios are nearly identical.

     International Growth has somewhat better performance than IRG over longer term periods, when the Funds pursued different investment mandates. Since approximately January 1, 2008, investment performance for the Funds, has been nearly identical, given their nearly identical investment portfolios and investment mandates since that time. Going forward, absent a combination, the Adviser expects these Funds to continue to have nearly identical performance. Comparative performance is shown in the chart below.

                       1Q 2008   One Year   Three Years   Five Years   Ten Years

IRG                    -10.05%    22.16%      22.32%       21.26%       7.24%*
International Growth    -9.98%    17.14%      20.62%       25.76%       11.87%

* Performance is for the nine year period due to IRG's inception in March, 1998.

Comparison of Investment Advisory Fees

     The Funds have nearly identical advisory agreements and pay a monthly advisory fee at the same annual rates of each Fund's average daily net assets. International Growth currently benefits from the first break point in its fee schedule, and following the Acquisition, will benefit to a greater degree as a result of the increase in net assets. The Funds' and pro forma combined Fund's contractual and effective fee rates as of December 31, 2007 are:

                                                Contractual
                                                  Fee Rate
                                                -----------

                           First $2.5 billion      .75%

                           Next $2.5 billion       .65%

                           Over $5 billion         .60%

                                                  Effective
                                                 Contractual
                                                Advisory Fee
                                                    Rate
                                                ------------

                          IRG                       .75%

                          International Growth      .74%

                          International Growth
                          (pro forma)               .73%

Comparison of Fees

     The Acquisition is expected to result in an operating expense ratio for the combined Fund that is significantly lower than the current, actual operating expense ratio of IRG. The following table illustrates the Funds' expense ratios and pro forma expense ratio of the combined Fund for Class A shares as of December 31, 2007.


                                       Total Annual
                                       Expense Ratio
                                       -------------

             IRG                                1.53%

             International Growth               1.22%

             International Growth
             (pro forma)                        1.22%

     As the table indicates, the Acquisition would result in a substantial, durable expenses savings for IRG. The operating expenses per share would be reduced for IRG shares by .31%. The Fee Table, attached hereto as Appendix A, describes the fees and expense of each class of the Funds as of each Fund's fiscal year end and includes pro forma expenses for the combined Fund.

Comparison of Investment Objectives and Policies

     IRG and International Growth pursue the same investment objective of long-term growth of capital. The Funds also have significantly similar investment policies as shown in the following table.

                              IRG                     International Growth
               ------------------------------   --------------------------------

Investment     The Fund's investment            The Fund's investment
Objective      objective is long-term growth    objective is long-term growth
               of capital.                      of capital.

Principal      (i) The Fund invests primarily   (i) The Fund invests primarily
Investment     in an international portfolio    in an international portfolio
Strategies     of equity securities of          of equity securities of
               companies within various         companies located in both
               market sectors selected by the   developed and emerging
               Adviser for their growth         countries.
               potential.

               Examples of the type of market   The Fund's portfolio consists
               sectors in which the Adviser     of approximately 100-130
               may invest the Fund's assets     stocks.
               include, but are not limited
               to, telecommunications,
               information technology, health
               care, financial services,
               infrastructure, energy and
               natural resources, and
               consumer growth.

               The Fund normally invests in
               approximately 100-125
               companies.

               (ii) The Fund invests, under     (ii) The Fund invests, under
               normal circumstances, in the     normal circumstances, in the
               equity securities of companies   equity securities of companies
               domiciled in at least three      domiciled in at least three
               countries (and normally          countries (and normally
               substantially more) other than   substantially more) other than
               the United States.               the United States.

               The Fund invests in companies    The Fund invests in companies
               in both developed and emerging   in both developed and emerging
               market countries.                market countries.

               (iii) The Fund is diversified.   (iii) The Fund is diversified.

     As the table above shows, each of IRG and International Growth invests primarily in international portfolio of equity securities. Both Funds are currently managed in a substantially identical manner. While International Growth does not have an investment policy identifying examples of market sectors in which it invests, International Growth typically invests in the same market sectors as IRG described above. Each of IRG and International Growth is a diversified, broad-based international growth fund that invests in a wide range of opportunities for long-term growth of capital in both developed and emerging market countries. A more detailed comparison of the investment strategies and policies of the Funds is provided in Appendix B and the historical performance of the Funds is provided in Appendix C. You can find additional information on the Funds in the SAI.

     Currently, the portfolio holdings of IRG and International Growth are almost identical because both invest significantly in the same securities. The Adviser expects to retain these holdings in the combined Fund and anticipates there will be little or no portfolio repositioning as a result of the Acquisition.

Principal Risks

     Each Fund is subject to market risk, foreign risk, currency risk, and emerging market risk. A description of each of these risks is provided in Appendix D.

Federal Income Tax Consequences

     No gain or loss will be recognized by IRG or their shareholders as a result of the Acquisition. The aggregate tax basis of the shares of International Growth received by a shareholder of IRG (including any fractional shares to which the shareholder may be entitled) will be the same as the aggregate tax basis of the shareholder's shares of IRG. The holding period of the shares of International Growth received by a shareholder of IRG (including any fractional share to which the shareholder may be entitled) will include the holding period of the shares of IRG held by the shareholder, provided that such shares are held as capital assets by the shareholder of IRG at the time of the Acquisition. The holding period and tax basis of each asset of IRG in the hands of International Growth as a result of the Acquisition will be the same as the holding period and tax basis of each such asset in the hands of IRG prior to the Acquisition. Provided that IRG shares surrendered constitute capital assets in the hands of the shareholder, such gain or loss realized by the shareholder will be capital gain or loss upon disposition of the shares. This tax information is based on the advice of Seward & Kissel LLP, counsel to each of the Funds. It is a condition to the closing of the Acquisition that such advice be confirmed in a written opinion of counsel. An opinion of counsel is not binding on the Internal Revenue Service.

     IRG has realized gains and capital loss carryforwards, which can potentially offset some of these gains. A special capital gains distribution for IRG is anticipated prior to the closing of the Acquisition. IRG has capital loss carryforwards, as of December 31, 2007, of approximately $25 million, or $1.27 per share. International Growth has no capital loss carryforwards as of December 31, 2007. The Adviser expects that most of IRG's capital loss carryforwards will be utilized prior to the Acquisition. Based on information available as of December 31, 2007, however, the combined Fund would have capital loss carryforwards of $25 million, which were previously attributable to IRG, but, as a larger fund, these capital loss carryforwards would be spread over a larger shareholder base, and amount to $0.14 per share. As a result, the capital loss carryforwards available to IRG shareholders, if not utilized before the Acquisition, would be reduced significantly, and those available to International Growth shareholders would be increased modestly. The Acquisition of IRG will trigger the loss limitation provisions of section 382 of the Internal Revenue Code (the "Code"), which would subject the use of its capital loss carryforwards to an annual limitation for taxable years after the Acquisition.

     The Acquisition will also affect the Funds' unrealized capital gains. IRG shareholders will benefit modestly from the combination since IRG's embedded unrealized capital gains will be shared by all shareholders in the combined Fund. As of December 31, 2007, IRG had unrealized capital gains of approximately $69 million or $3.55 per share, and International Growth had unrealized capital gains of approximately $530 million or $3.23 per share. On a pro forma basis, the combined Fund will have unrealized capital gains of $599 million or $3.33 per share.

     Additional tax considerations are discussed under the section on "Federal Income Tax Consequences" in Information About the Transaction.

Comparison of Distribution and Purchase Procedures

     The shares of each Fund are offered to a broad range of investors. Class A shares of each Fund are sold with a front-end sales load of up to 4.25% for purchases of less than $1,000,000. Class B shares are available at NAV without an initial sales charge. Your investment, however, is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. Class C shares are also available at NAV without an initial sales charge. Your investment, however, is subject to a 1% CDSC if you redeem your shares within one year. Advisor Class shares may be purchased through a financial adviser at NAV.

     Class A, Class R, Class K and Class I shares of each Fund are available to certain group retirement plans at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans"), as follows: Class A shares are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees. Class R shares are designed for group retirement plans with plan assets up to $10,000,000. Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets. Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and are available to certain investment advisory clients of the Adviser who invest at least $2,000,000 in a Fund.

     The CDSCs applicable to shares of IRG will continue to apply to International Growth shares issued in the Acquisition. The CDSC period will be calculated from the date of the original purchase of IRG shares. Class B shares of IRG will convert to Class A shares after eight years.

     Each Fund's Class A shares have a .30% distribution (Rule 12b-1) fee. The Class B and Class C shares of each Fund have a 1.00% distribution fee. Each Fund's Class R shares have a .50% distribution fee and Class K shares have a ..25% distribution fee. The shares of each Fund may be exchanged for comparable classes of shares of other AllianceBernstein mutual funds. More information on distribution and purchase procedures of International Growth is provided in Appendix E.

Service Providers

     The Funds have the same service providers, which will continue in their capacity after the Acquisition.

Comparison of Business Structures

     IRG and International Growth are each organized as a Maryland corporation and are governed by their Charter, Bylaws and Maryland law. For more information on the comparison of the business structure of the Funds, see Appendix F.

                        INFORMATION ABOUT THE TRANSACTION

Description of the Plan

     As provided in the Plan, International Growth will acquire all the assets and assume all the liabilities of IRG at the effective time of the Acquisition (the "Effective Time"). In return, International Growth will issue, and IRG will distribute to its shareholders, a number of full and fractional shares of International Growth, determined by dividing the net value of all the assets of IRG by the NAV of one share of International Growth. For this purpose, the Plan provides the times for, and methods of, determining the net value of the assets of each Fund. The Plan provides that shareholders of IRG will be credited with shares of International Growth corresponding to the aggregate NAV of IRG shares that the shareholder holds of record at the Effective Time.

     Following the distribution of International Growth shares, IRG will redeem its outstanding shares, wind up its affairs, cease operations, and dissolve as soon as is reasonably possible after the Acquisition.

     The projected expenses of the Acquisition, largely those for legal, accounting and printing expenses, are estimated to total approximately $269,000. The expenses will be borne by IRG.

     The Acquisition of IRG is expected to occur early in the third quarter of 2008 and is conditioned upon its satisfying the terms of the Plan. Under applicable legal and regulatory requirements, none of the IRG shareholders will be entitled to exercise objecting shareholders' appraisal rights, i.e., to demand the fair value of their shares in connection with the Acquisition. Therefore, shareholders will be bound by the terms of the Acquisition under the Plan. However, any shareholder of IRG may redeem shares of common stock prior to the Acquisition.

     Completion of the Acquisition is subject to certain conditions set forth in the Plan, some of which may be waived by a party to the Plan. The Plan may be amended in any mutually agreed manner. The parties to the Plan may terminate the Plan by mutual consent and either party has the right to terminate the Plan under certain circumstances. Among other circumstances, either party may at any time terminate the Plan unilaterally upon a determination by the party's Directors that proceeding with the Plan is not in the best interests of the Fund or its shareholders.

     A copy of a form of the Plan is attached as Appendix G.

Reasons for the Acquisition

     At the Board Meeting, the Adviser recommended that the Directors approve the Plan and Acquisition (the Directors of IRG are the same as the Directors of International Growth). The Directors considered the factors discussed below from the point of view of the interests of IRG and its shareholders. After careful consideration, the Directors (including all Directors who are not "interested persons" of the Fund, the Adviser or its affiliates) determined that the Acquisition would be in the best interests of IRG and that the interests of existing shareholders of the Funds would not be diluted as a result of the Acquisition. The Directors have unanimously approved the Plan and Acquisition.

     The Adviser presented the following reasons in favor of the Acquisition:

     o The Adviser discussed with the Directors that IRG was launched as Alliance International Premier Growth Fund in January 1998 as a concentrated international fund. In May 2005, the Fund broadened its investment guidelines to allow for investments in a broader array of international growth stocks and IRG acquired two other geograpically focused AllianceBernstein funds. The Adviser also discussed with the Directors that IRG's assets have not increased in recent years, while International Growth's assets have grown considerably. The Adviser believes that advisers and investors have typically chosen International Growth over IRG when considering an investment option from the Adviser's international fund lineup because of IRG's higher expenses and somewhat poorer long-term performance record.

     o The Adviser also discussed with the Directors that, in view of the Adviser's current approach to international growth style investing, IRG and International Growth are now managed in an identical manner and their investment portfolios are now nearly identical. The Adviser advised the Directors that it has concluded that, from a marketing and investment standpoint, one of the two Funds is now redundant and, as noted above, International Growth has been a more successful fund.

     At the Board Meeting, the Directors (with the advice and assistance of independent counsel) also considered, among other things:

     o potential shareholder benefits of the Acquisition, including the fact that the expense ratio of the Class A shares of International Growth, as of December 31, 2008, of 1.22%, is considerably lower than that of IRG, with an expense ratio of, as of the same date, 1.53%;

     o the Adviser's expectation that International Growth will retain substantially all of IRG's portfolio securities after the Acquisition because their portfolio holdings are almost identical;

     o the current asset levels of the Funds and the pro forma asset levels of the combined Fund;

     o the historical investment performance of the Funds and the Adviser's explanation regarding recent performance differences;

     o the identical investment objectives and nearly identical principal investment strategies of IRG and International Growth; and

     o the portfolio management personnel of the IRG and International Growth responsible for the day-to-day management of and investment decisions for the Funds' portfolios, which are the same, and will continue to share primary responsibility for the combined Fund's portfolio after the Acquisition.

     The Directors also considered, among other things:

     o International Growth has no capital loss carryforwards as of December 31, 2007 and IRG has capital loss carryforwards, as of December 31, 2007, of approximately $25 million, or $1.27 per share; the Adviser expects that most of IRG's capital loss carryforwards will be utilized prior to the Acquisition, but based on information available as of December 31, 2007, the combined Fund would have capital loss carryforwards of $25 million, which were previously attributable to IRG, but, as a larger fund, these capital loss carryforwards would be spread over a larger shareholder base, and amount to $0.14 per share; as a result, the capital loss carryforwards available to IRG shareholders would be reduced significantly, if not utilized prior to the Acquisition, and those available to International Growth shareholders would be increased modestly; and the Adviser expects that the Acquisition will trigger the loss limitation provisions of Section 382 of the Code, which would subject the use of its capital loss carryforwards to an annual limitation for taxable years after the Acquisition;

     o the fact that IRG has unrealized gain and its shareholders will benefit from the Acquisition because these gains will be spread over a larger shareholder base after the Acquisition;

     o    the form of the Plan and the terms and conditions of the Acquisition;

     o the fact that the Funds have identical advisory fee schedules but that International Growth currently benefits from the first breakpoint in its fee schedule and, following the Acquisition, the combined Fund will benefit from this breakpoint to a greater degree as a result of the increase in net assets;

     o whether the Acquisition would result in the dilution of stockholders' interests;

     o the number of stockholder accounts and average account sizes of the Funds;

     o    changes in service providers that would result from the Acquisition;

     o the benefits of the Acquisition to persons other than International Growth and its stockholders, in particular, the Adviser, which would benefit from the elimination of monitoring and administrating the relatively smaller IRG;

     o the fact that International Growth will assume all the liabilities of IRG;

     o    the expected federal income tax consequences of the Acquisition;

     o whether the Acquisition would be preferable to a combination with other AllianceBernstein closed-end funds, a merger with an unaffiliated fund, or liquidation;

     o the Adviser's representation that none of the financial information presented to the Directors had changed materially since December 31, 2007;

     o    the costs of the Acquisition, which will be borne by IRG; and

     o the fact that the Adviser has agreed to indemnify International Growth for a three-year period against any liability not disclosed or not reflected in the NAVs of IRG at the time of the Acquisition, to reimburse International Growth for any reasonable legal or other costs and expenses in connection with investigating any such liability, and to continue certain insurance coverage for a six-year period.

     Also at the Board Meetings, the Directors of International Growth approved the proposed Plan. No vote of shareholders of International Growth is required in connection with the Acquisition.

Description of Securities to be Issued

     Under the Plan, International Growth will issue additional shares of common stock of its Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I for distribution to IRG. Under its Charter and Bylaws, International Growth may issue up to 3,000,000,000 shares of common stock, par value $.001 per share, for each of these Classes.

     When the Acquisition is consummated, shareholders of Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I of IRG will receive corresponding class shares of International Growth having an aggregate NAV equal to the aggregate NAV of the shareholder's shares in IRG.

     Each share of International Growth represents an equal proportionate interest with other shares of International Growth. Each share has equal earnings, assets and voting privileges and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to International Growth as authorized by the Directors. Shares of International Growth entitle their holders to one vote per full share and fractional votes for fractional shares held. Shares of International Growth received by IRG in the Acquisition will be issued at NAV without a sales charge, fully paid and non-assessable.

Dividends and Other Distributions

     On or before the Closing Date, as defined in the Plan, IRG will, if necessary, declare and pay as a distribution substantially all of its undistributed net investment income, net short-term capital gain and net long-term capital gain as applicable to maintain their treatment as a regulated investment company under the Code.

Surrender of IRG Stock Certificates

     After the Plan's Effective Time, each holder of a certificate (or certificates) formerly representing shares of IRG will not receive, upon surrender of the certificate, a certificate representing the number of International Growth shares distributable as a result of an Acquisition since International Growth will not issue certificates representing International Growth shares in connection with the Acquisition. Ownership of International Growth's shares will be shown on the books of International Growth's transfer agent. Promptly after the Plan's Effective Time, AllianceBernstein Investor Services, Inc. ("ABIS") will mail to IRG's certificate holders, instructions and a letter of transmittal for use in surrendering the certificate. Please do not send share certificates at this time. Although the certificates will be deemed for all purposes to evidence ownership of the equivalent number of International Growth shares, no dividends will be paid to holders of certificates of IRG until the holder surrenders the certificates in accordance with the instructions and letter of transmittal. Any dividends on International Growth shares payable after the Effective Time will be paid to the certificate holder, without interest, when that holder surrenders IRG share certificate for exchange.

Federal Income Tax Consequences

     Subject to certain stated assumptions contained therein, IRG will receive an opinion of Seward & Kissel LLP, its counsel, substantially to the following effect: (i) the Acquisition will constitute a "reorganization" within the meaning of section 368(a) of the Code and that IRG and International Growth will each be "a party to a reorganization" within the meaning of section 368(b) of the Code; (ii) a shareholder of IRG will recognize no gain or loss on the exchange of the shareholder's shares of IRG solely for shares of International Growth; (iii) neither IRG nor International Growth will recognize any gain or loss upon the transfer of all of the assets of IRG to International Growth in exchange for shares of International Growth and the assumption by International Growth of the liabilities of IRG pursuant to the Plan or upon the distribution of shares of International Growth to shareholders of IRG in exchange for their respective shares of IRG; (iv) the holding period and tax basis of the assets of IRG acquired by International Growth will be the same as the holding period and tax basis that IRG had in such assets immediately prior to the Acquisition; (v) the aggregate tax basis of shares of International Growth received in connection with the Acquisition by each shareholder of IRG (including any fractional share to which the shareholder may be entitled) will be the same as the aggregate tax basis of the shares of IRG surrendered in exchange therefor; (vi) the holding period of shares of International Growth received in connection with the Acquisition by each shareholder of IRG (including any fractional share to which the shareholder may be entitled) will include the holding period of the shares of IRG surrendered in exchange therefor, provided that such IRG shares constitute capital assets in the hands of the shareholder as of the Closing Date; and (vii) International Growth will succeed to the capital loss carryovers of IRG, if any, under section 381 of the Code, but the use by International Growth of any such capital loss carryovers (and of capital loss carryovers of International Growth) may be subject to limitation under section 383 of the Code. This opinion of counsel will not be binding on the Internal Revenue Service or a court and there is no assurance that the Internal Revenue Service or a court will not take a view contrary to those expressed in the opinion.

     Shareholders of IRG are encouraged to consult their tax advisers regarding the effect, if any, of the Acquisition in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Acquisition, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Acquisition.

Capitalization Information

     For information on the existing and pro forma capitalization of the Funds, see Appendix H.

                           INFORMATION ABOUT THE FUNDS

     International Growth and IRG are each a diversified, open-end management investment company registered under the 1940 Act and organized as a Maryland corporation in 1994 and 1997, respectively.

Management of the Funds

     The Board of Directors of each Fund directs the management of the business and affairs of the Funds. Each Board of Directors approves all significant agreements between the respective Fund and persons or companies furnishing services to it, including a Fund's agreements with the Adviser, custodian and transfer and dividend disbursing agent. The day-to-day operations of a Fund are delegated to its officers and the Fund's administrator, subject to the Fund's investment objective and policies and to general supervision by the Fund's Directors. Subsequent to the consummation of the Acquisition, the directors and officers of International Growth will continue to serve as the directors and officers of the combined Fund.

     Both IRG and International Growth are overseen by the Adviser's International Growth Portfolio Oversight Group ("POG"), comprised of Messrs. Michael Levy, Christopher M. Toub, Gregory Eckersley and Robert W. Scheetz, the senior members of the Adviser's Global Emerging Market Growth Investment Team and the International Large Cap Growth Investment Team. Messrs. Levy, Eckersley and Scheetz are Senior Vice Presidents of the Adviser, with which they have been associated in a substantially similar capacity to their current positions since prior to 2003. Mr. Toub is an Executive Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2002. Messrs. Hiromitsu Agata, William Johnston, David Robinson and Ian Kirwan and Mses. Isabel Buccellati, Michele Patri and Valli Srikanthapalan, the Adviser's International Research Growth senior sector analysts, are primarily responsible for day-to-day management of IRG's and International Growth's portfolios. Mr. Agata is a Senior Vice President of AllianceBernstein Japan Ltd., with which he has been associated in a substantially similar capacity to his current positions since prior to 2003. Mr. Johnston and Ms. Srikanthapalan are Senior Vice Presidents of AllianceBernstein Limited ("ABL"), with which they have been associated in a substantially similar capacity to their current positions since prior to 2003. Mses. Buccelati and Patri are Vice Presidents of ABL, with which they have been associated in a substantially similar capacity to their current positions since prior to 2003. Mr. Kirwan is a Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since 2003. Mr. Robinson is a Vice President of AllianceBernstein Australia Ltd., with which he has been associated in a substantially similar capacity to his current position since May 2003. Prior thereto, Mr. Robinson was an equities analyst for Credit Suisse First Boston since prior to 2003.

     Subsequent to the consummation of the Acquisition, Messrs. Hiromitsu Agata, William Johnston, David Robinson and Ian Kirwan and Mses. Isabel Buccellati, Michele Patri and Valli Srikanthapalan will be primarily responsible for day-to-day management of the combined Fund. The SAI provide additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio manager's ownership of securities in the Fund.

Advisory Agreement and Fees

     Each Fund's investment adviser is AllianceBernstein L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of December 31, 2007 totaling approximately $800 billion (of which more than $103 billion represented the assets of investment companies). As of December 31, 2007, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 57 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, there are 38 registered investment companies managed by the Adviser, comprising 117 separate investment portfolios, currently have approximately 4.1 million shareholder accounts. The Adviser also serves as administrator for each Fund.

     Under each Fund's advisory agreement with the Adviser (the "Advisory Agreement"), the Adviser provides office space, investment advisory services, and order placement facilities for the Fund and pays all compensation of directors and officers of the Fund who are affiliated persons of the Adviser. The Funds pay advisory fees to the Adviser at the same rates, which are .75% of the first $2.5 billion, .65% of the excess of $2.5 billion up to $5 billion and ..60% of the excess over $5 billion.

     The Advisory Agreements by their terms continue in effect from year to year if such continuance is specifically approved, at least annually, by a majority vote of the directors of a Fund who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Directors' approval of the investment advisory contracts of IRG and International Growth is available in each Fund's Annual Report to Shareholders for fiscal years ended July 31, 2007.

     The Adviser is the subject of certain legal proceedings instituted by the SEC and the Office of the New York Attorney General. A discussion of those proceedings is presented in Appendix I.

Distributor

     AllianceBernstein Investments, Inc. ("ABI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of each Fund's shares. Under a Distribution Services Agreement, each Fund pays distribution and service fees to the Distributor at an annual rate of up to .30% of each Fund's average daily net assets attributable to its Class A shares, 1.00% of each Fund's average daily net assets attributable to its Class B shares and 1.00% of each Fund's average daily net assets attributable to its Class C shares, .50% of each Fund's average daily net assets attributable to its Class R shares and .25% of each Fund's average daily net assets attributable to its Class K shares. The Distribution Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

Other Service Providers

     The Funds will have the same service providers after the Acquisition. ABIS, an affiliate of the Adviser, provides shareholder services for the Funds. The Funds compensate ABIS for these services. Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts 02109, serves as custodian for the Funds. KPMG LLP, 345 Park Avenue, New York, New York 10154, serves as independent registered accounting firm for the Funds. After the Acquisition, KPMG LLP, Brown Brothers Harriman & Company, and ABIS will serve, respectively, as independent registered public accounting firm, custodian and transfer agent for the combined Fund.

                                  LEGAL MATTERS

     The validity of the shares offered hereby will be passed upon for IRG by Seward & Kissel LLP.

                                    EXPERTS

     The audited financial statements and financial highlights of IRG and International Growth in the Prospectus and the SAI have been included in reliance on the reports of KPMG LLP, 345 Park Avenue, New York, New York 10154, the independent registered public accounting firm for the Funds, given on its authority as an expert in auditing and accounting.

                              FINANCIAL HIGHLIGHTS

     Financial highlights information for each Fund is available at Appendix K.

                                   APPENDIX A

                                    FEE TABLE

     The purpose of the tables below is to assist an investor in understanding the various costs and expenses that a shareholder bears directly and indirectly from an investment in the Funds. The tables allow you to compare the sales charges, expenses of each Fund and estimates for the combined Fund in its first year following the Acquisition. The tables also include Annual Fund Operating Expenses and Expense Examples on a pro forma combined basis.

Shareholder Fees
(fees paid directly from your investment)

-------------------------------------------------------------------------------------------------------------------
                                   IRG Class A         IRG Class B          IRG Class C         IRG Advisor Class
                                   International       International        International       International
                                   Growth Class A      Growth Class B       Growth Class C      Growth Advisor
                                   International       International        International       Class
                                   Growth              Growth               Growth              International
                                   (pro forma Class    (pro forma Class     (pro forma Class    Growth (pro forma
                                   A)                  B)                   C)                  Advisor Class)
-------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Purchases (as a
   percentage of offering price)           4.25%(a)          None               None                  None
-------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
   (as a percentage of original
   purchase price or redemption
   price, whichever is lower)              None              4.00%(a)(b)        1.00%(a)(c)           None
-------------------------------------------------------------------------------------------------------------------
Exchange Fee                               None              None               None                  None
-------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                            IRG Class R                IRG Class K               IRG Class I
                            International Growth       International Growth      International Growth
                            Class R                    Class K                   Class I
                            International Growth       International Growth      International Growth
                            (pro forma Class R)        (pro forma Class K)       (pro forma Class I)
----------------------------------------------------------------------------------------------------------
Maximum Sales Charge
   (Load)
   Imposed on Purchases
   (as a
   percentage of
   offering price)                    None                      None                     None
----------------------------------------------------------------------------------------------------------
Maximum Deferred Sales
   Charge (Load) (as a
   percentage of original
   purchase price
   or redemption price,
   whichever is lower)                None                      None                     None
----------------------------------------------------------------------------------------------------------
Exchange Fee                          None                      None                     None
----------------------------------------------------------------------------------------------------------

(a) Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases. In some cases, however, a 1%, 1-year contingent deferred sales charge ("CDSC") may apply. CDSCs for Class A, Class B, and Class C shares may also be subject to waiver in certain circumstances.

(b) Class B shares automatically convert to Class A shares after 8 years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)  For Class C shares, the CDSC is 0% after the first year.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                     Class A
                                     -------

                                                                 International
                                             International         Growth
                                 IRG            Growth           (pro forma)
                               ----------   -----------------  -----------------

Management Fees                    .75%             .74%               .73%
Distribution
and/or Service(12b-1)Fees          .30%             .30%               .30%
Other Expenses
Transfer Agent                     .22%             .10%               .11%
Other Expenses                     .26%             .08%               .08%
Total Other Expenses               .48%             .18%               .19%
Total Fund Operating Expenses     1.53%            1.22%              1.22%
Waiver and/or Expense
Reimbursement                     None             None               None
Net Expenses                      1.53%            1.22%              1.22%

                                     Class B
                                     -------

                                                                 International
                                              International         Growth
                                  IRG            Growth           (pro forma)
                               ----------   -----------------  -----------------

Management Fees                    .75%               .74%               .73%
Distribution
and/or Service (12b-1) Fees       1.00%              1.00%              1.00%
Other Expenses
Transfer Agent                     .22%               .10%               .11%
Other Expenses                     .26%               .08%               .08%
Total Other Expenses               .48%               .18%               .19%
Total Fund Operating Expenses     2.23%              1.92%              1.92%
Waiver and/or Expense
Reimbursement                     None               None               None
Net Expenses                      2.23%              1.92%              1.92%

                                     Class C
                                     -------

                                                                 International
                                              International         Growth
                                  IRG           Growth           (pro forma)
                               ----------   -----------------  -----------------

Management Fees                    .75%               .74%               .73%
Distribution
and/or Service(12b-1) Fees        1.00%              1.00%              1.00%
Other Expenses
Transfer Agent                     .22%               .10%               .11%
Other Expenses                     .26%               .08%               .08%
Total Other Expenses               .48%               .18%               .19%
Total Fund Operating Expenses     2.23%              1.92%              1.92%
Waiver and/or Expense
Reimbursement                     None               None               None
Net Expenses                      2.23%              1.92%              1.92%

                                  Advisor Class
                                  -------------

                                                                 International
                                              International         Growth
                                   IRG           Growth           (pro forma)
                               ----------   -----------------  -----------------

Management Fees                    .75%               .74%               .73%
Distribution
and/or Service (12b-1) Fees       None               None               None
Other Expenses
Transfer Agent                     .22%               .10%               .11%
Other Expenses                     .26%               .08%               .08%
Total Other Expenses               .48%               .18%               .19%
Total Fund Operating Expenses     1.23%               .92%               .92%
Waiver and/or Expense
Reimbursement                     None               None               None
Net Expenses                      1.23%               .92%               .92%

                                     Class R
                                     -------

                                                                 International
                                              International         Growth
                                 IRG            Growth           (pro forma)
                               ----------   -----------------  -----------------

Management Fees                    .75%               .74%               .73%
Distribution
and/or Service (12b-1) Fees        .50%               .50%               .50%
Other Expenses
Transfer Agent                     .26%               .26%               .26%
Other Expenses                     .26%               .08%               .08%
Total Other Expenses               .52%(b)            .34%               .34%
Total Fund Operating
Expenses                          1.77%              1.58%              1.57%

                                     Class K
                                     -------

                                                                 International
                                              International         Growth
                                  IRG            Growth           (pro forma)
                               ----------   -----------------  -----------------

Management Fees                    .75%              .74%               .73%
Distribution
and/or Service (12b-1) Fees        .25%              .25%               .25%
Other Expenses
Transfer Agent                     .20%              .20%               .20%
Other Expenses                     .26%              .08%               .08%
Total Other Expenses               .46%(b)           .28%               .28%
Total Fund Operating Expenses     1.46%             1.27%              1.26%
Waiver and/or Expense
Reimbursement                     None              None               None
Net Expenses                      1.46%             1.27%              1.26

                                     Class I
                                     -------

                                                                 International
                                              International         Growth
                               IRG               Growth           (pro forma)
                          -------------     -----------------  -----------------

Management Fees                  .75%               .74%               .73%
Distribution
and/or Service (12b-1)Fees       None               None                None
Other Expenses
Transfer Agent                   .12%               .12%               .12%
Other Expenses                   .26%               .08%               .08%
Total Other Expenses             .38%               .20%               .20%
Total Fund Operating
Expenses                        1.13%               .94%               .93%

----------
(a) Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by the Adviser for additional one year terms.

(b)  Based on estimated amounts for the current fiscal year.

EXAMPLE

     The Examples are to help you compare the cost of investing in each Fund with the cost of investing in the combined Fund on a pro forma combined basis. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that a Fund's operating expenses stay the same and that all dividends and distributions are reinvested.

                                       IRG
                                       ---

                                                                         Advisor
                      Class A  Class B+  Class B++  Class C+  Class C++   Class
                      -------  --------  ---------  --------  ---------  ------
After 1 Year          $   574  $    626  $     226  $    326  $     226  $   125
After 3 Years         $   888  $    897  $     697  $    697  $     697  $   390
After 5 Years         $ 1,224  $  1,195  $   1,195  $  1,195  $   1,195  $   676
After 10 Years        $ 2,171  $  2,388  $   2,388  $  2,565  $   2,565  $ 1,489

----------
+ Assumes redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 8 years.

++ Assumes no redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 8 years.

                                         Class R      Class K     Class I
                                         -------      -------     -------

After 1 Year                             $   180     $   149     $   115
After 3 Years                            $   557     $   462     $   359
After 5 Years                            $   959     $   797     $   622
After 10 Years                           $ 2,084     $ 1,746     $ 1,375

----------
* These examples assume that the Adviser's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial term.

                              International Growth
                              --------------------

                                                                         Advisor
                  Class A   Class B+   Class B++   Class C+   Class C++   Class
                  -------   --------   ---------   --------   ---------   -----

After 1 Year      $   544   $   595    $   195     $   295    $   195   $    94
After 3 Years     $   796   $   803    $   603     $   603    $   603   $   293
After 5 Years     $ 1,067   $ 1,037    $ 1,037     $ 1,037    $ 1,037   $   509
After 10 Years    $ 1,840   $ 2,061    $ 2,061     $ 2,243    $ 2,243   $ 1,131

----------
+ Assumes redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 8 years.

++ Assumes no redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 8 years.

                                         Class R      Class K     Class I
                                         -------      -------     -------

After 1 Year                             $   161      $    129    $    96
After 3 Years                            $   499      $    403    $    300
After 5 Years                            $   860      $    697    $    520
After 10 Years                           $ 1,878      $  1,534    $  1,155


                        International Growth (Pro Forma)
                        --------------------------------

                                                                        Advisor
                 Class A   Class B+   Class B++   Class C+   Class C++   Class
                 -------   --------   ---------   --------   ---------   -----

After 1 Year      $   544   $   595    $   195    $   295    $   195    $    94
After 3 Years     $   796   $   803    $   603    $   603    $   603    $   293
After 5 Years     $ 1,067   $ 1,037    $ 1,037    $ 1,037    $ 1,037    $   509
After 10 Years    $ 1,840   $ 2,061    $ 2,061    $ 2,243    $ 2,243    $ 1,131

----------
+ Assumes redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 8 years.

++ Assumes no redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 8 years.

                                         Class R      Class K     Class I
                                         -------      -------     -------

After 1 Year                             $   160      $   128     $    95
After 3 Years                            $   496      $   400     $   296
After 5 Years                            $   855      $   692     $   515
After 10 Years                           $ 1,867      $ 1,523     $ 1,143

     The projected post-Acquisition pro forma Annual Fund Operating Expenses and Examples presented above are based upon numerous material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of International Growth and the Adviser.

                                   APPENDIX B

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES


                          IRG                                        International Growth            Combined Fund
---------------------------------------------------------------------------------------------------------------------
Investment Objective      The Fund's investment objective is         Same.                          Same.
                          long-term growth of capital.

                                                       Investment Policies(1)
---------------------------------------------------------------------------------------------------------------------
Status                    The Fund is diversified.  (F)              Same.                          Same.

Investment Policy         The Fund invests primarily in an           The Fund invests primarily     Same.
                          international portfolio of equity          in an international
                          securities of companies within             portfolio of equity
                          various market sectors selected by         securities of companies
                          the Adviser for their growth               located in both developed
                          potential.                                 and emerging countries.

                          Examples of the type of market             The Fund's portfolio
                          sectors in which the Adviser may           consists of approximately
                          invest the Fund's assets include,          100-130 stocks.
                          but are not limited to,
                          telecommunications, information
                          technology, health care, financial
                          services, infrastructure, energy and
                          natural resources, and consumer
                          growth.

                          The Fund normally invests in
                          approximately 100-125 companies.

Foreign Investments       The Fund invests, under normal             Same.                          Same.
                          circumstances, in the equity
                          securities of companies
                          domiciled in at least three countries
                          (and normally substantially more)
                          other than the United States.

                          The Fund invests in companies
                          in both developed and emerging
                          market countries.

Derivatives               The Fund may, but is not required to,      Same.                          Same.
                          use derivatives for risk management
                          purposes or as part of its investment
                          strategies.  The Fund may use forward
                          contracts, forward currency exchange
                          contracts, futures contracts and
                          options on futures contracts,
                          options, options on foreign
                          currencies, options on securities,
                          options on securities indices, swap
                          transactions, currency swaps,
                          interest rate swaps, caps and floors,
                          and synthetic foreign equity
                          securities.

Convertible Securities    The Fund may invest in convertible         Same.                          Same.
                          securities.

Depositary Receipts       The Fund may invest in American            Same.                          Same.
                          Depositary Receipts ("ADRs"),
                          European Depositary Receipts
                          ("EDRs"), Global Depositary Receipts
                          ("GDRs") or other securities
                          representing securities of companies
                          based in countries other than the
                          United States.

Repurchase Agreements     The Fund may invest in repurchase          Same.                          Same.
                          agreements.

Standby Commitments       The Fund may invest in standby             Same.                          Same.
                          commitments.

Forward Commitments       The Fund may invest in forward             Same.                          Same.
                          commitments.

Rights and Warrants       The Fund may invest in rights or           Same.                          Same.
                          warrants.

Short Sales               The Fund may make short sales as a         Same.                          Same.
                          part of overall portfolio management
                          or to offset a potential decline in
                          the value of a security.

Illiquid Securities       The Fund will limit its investment in      Same.                          Same.
                          illiquid securities to no more than
                          15% of net assets or such other
                          amount permitted by guidance
                          regarding the 1940 Act.

Other Investment          The Fund may invest in other               Same.                          Same.
Companies                 investment companies, as permitted by
                          the Investment Company Act of 1940,
                          as amended (the "1940 Act") or the
                          rules and regulations thereunder.

Real Estate Investment    The Fund may invest in real estate         Same.                          Same.
Trusts                    investment trusts.

Zero-Coupon and           The Fund may invest in "zero-coupon"       None.                          None.
Payment-in-Kind Bonds     bonds and "payment-in-kind" bonds.

Securities Lending        The Fund may lend portfolio                Same.                          Same.
                          securities to the extent permitted
                          under the 1940 Act or the rules and
                          regulations thereunder (as such
                          statute, rules or regulations may be
                          amended from time to time) or by
                          guidance regarding, interpretations
                          of, or exemptive orders under, the
                          1940 Act.

Margin                    The Fund may not purchase securities       Same.                          Same.
                          on margin, except (i) as otherwise
                          provided under rules adopted by the
                          SEC under the 1940 Act or by guidance
                          regarding the 1940 Act, or
                          interpretations thereof, and (ii)
                          that the Fund may obtain such
                          short-term credits as are necessary
                          for the clearance of portfolio
                          transactions, and the Fund may make
                          margin payments in connection with
                          futures contracts, options, forward
                          contracts, swaps, caps, floors,
                          collars and other financial
                          instruments.

Industry Concentration    The Fund may not concentrate               Same.                          Same.
                          investments in an industry, as
                          concentration may be defined under
                          the 1940 Act or the rules and
                          regulations thereunder (as such
                          statute, rules or regulations may be
                          amended from time to time) or by
                          guidance regarding, interpretations
                          of, or exemptive orders under, the
                          1940 Act or the rules or regulations
                          thereunder published by appropriate
                          regulatory authorities.  (F)

Borrowing                 The Fund may not issue any senior          Same.                          Same.
                          security (as that term is defined in
                          the 1940 Act) or borrow money, except
                          to the extent permitted by the 1940
                          Act or the rules and regulations
                          thereunder (as such statute, rules or
                          regulations may be amended from time
                          to time) or by guidance regarding, or
                          interpretations of, or exemptive
                          orders under, the 1940 Act or the
                          rules or regulations thereunder
                          published by appropriate regulatory
                          authorities.  For the purposes of
                          this restriction, margin and
                          collateral arrangements, including,
                          for example, with respect to
                          permitted borrowings, options,
                          futures contracts, options on futures
                          contracts and other derivatives such
                          as swaps are not deemed to involve
                          the issuance of a senior security.
                          (F)

Lending                   The Fund may not make loans except         Same.                          Same.
                          through (i) the purchase of debt
                          obligations in accordance with its
                          investment objective and policies;
                          (ii) the lending of portfolio
                          securities; (iii) the use of
                          repurchase agreements; or (iv) the
                          making of loans to affiliated funds
                          as permitted under the 1940 Act, the
                          rules and regulations thereunder (as
                          such statutes, rule or regulations
                          may be amended from time to time), or
                          by guidance regarding, and
                          interpretations of, or exemptive
                          orders under, the 1940 Act.  (F)

Real Estate               The Fund may not purchase or sell          Same.                          Same.
                          real estate except that it may
                          dispose of real estate acquired as a
                          result of the ownership of securities
                          or other instruments.  This
                          restriction does not prohibit the
                          Fund from investing in securities or
                          other instruments backed by real
                          estate or in securities of companies
                          engaged in the real estate business.
                          (F)

Commodities               The Fund may not purchase or sell          Same.                          Same.
                          commodities regulated by the
                          Commodity Futures Trading Commission
                          under the Commodity Exchange Act or
                          commodities contracts except for
                          futures contracts and options on
                          futures contracts.  (F)

Underwriting              The Fund may not act as an                 Same.                          Same.
                          underwriter of securities, except
                          that the Fund may acquire restricted
                          securities under circumstances in
                          which, if such securities were sold,
                          the Fund might be deemed to be an
                          underwriter for purposes of the
                          Securities Act of 1933, as amended.
                          (F)

----------
(1)  Policies with the notation "F" are fundamental policies.

                                   APPENDIX C

                                FUND PERFORMANCE

     The charts below show the percentage gain or loss in each calendar year for the ten-year period ended December 31, 2007, for Class A shares of each Fund.

     They should give you a general idea of how each Fund's return has varied from year to year. The charts include the effects of Fund expenses, but not applicable sales charges. Returns would be lower if any applicable sales charges were included. The calculations of annual total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Performance results included the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that International Growth will achieve any particular level of performance after the Acquisition. Additional discussion of the manner of calculation of total return is contained in the Prospectuses of each Fund.

Calendar Year Total Returns

                                      IRG

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  n/a   47.21   -25.35  -20.17  -18.45    26.66  13.08   17.71    27.28   22.16
--------------------------------------------------------------------------------
   98      99      00      01      02      03      04      05      06      07
                                                           Calendar Year End (%)


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

The performance return for the period January 1, 2008 through March 31, 2008 was -10.05%.

Best quarter was up 30.43% in the 4th quarter, 1999; and Worst quarter was down -21.26% in the 3rd quarter, 2002.

                              International Growth
                              --------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

[THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  8.92   56.33   -25.33  -18.13  -6.22   44.72  23.85   19.83    25.04   17.14
--------------------------------------------------------------------------------
   98      99      00      01      02      03      04      05      06      07
                                                           Calendar Year End (%)

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

The performance return for the period January 1, 2008 through March 31, 2008 was -9.98%.

Best quarter was up 34.15% in the 4th quarter, 1999; and Worst quarter was down -17.44% in the 3rd quarter, 1998.

     The following tables list each Fund's average annual total return before taxes for each class of shares that will be involved in the Acquisition for the one-year, five-year and since inception periods ending December 31, 2007 for each Fund (including applicable sales charges). These tables are intended to provide you with some indication of the risks of investing in the Funds. At the bottom of each table, you can compare the Funds' performance with the performance of a broad-based market index.

Average Annual Total Returns

                                      IRG
                                      ---

PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2007)

                                                                      Since
                                               1 Year**   5 Years**  Inception**
                                               --------   ---------  -----------

Class A***            Return Before Taxes      16.97%     20.20%      6.17%

                      Return After Taxes on
                      Distributions            15.68%     19.93%      5.94%

                      Return After Taxes on
                      Distributions and Sale
                      of Fund Shares           12.57%     17.93%      5.35%

Class B               Return Before Taxes      17.15%     20.37%      6.00%

Class C               Return Before Taxes      20.22%     20.39%      5.86%

Advisor Class         Return Before Taxes      22.52%     21.61%      6.94%

Class R                                        21.78%     20.99%      6.41%

Class K                                        22.28%     21.33%      6.69%

Class I                                        22.70%     21.65%      6.97%

MSCI AC World Index   (reflects no
(ex. U.S.) (Gross)    deduction for fees,
                      expenses, or taxes)      17.12%     24.52%      8.93%

MSCI AC World Index
(ex. U.S.) (Net)+                              16.65%     24.02%      N/A

----------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Dates for Class A, Class B and Class C shares: 3/3/98, and for Class R, Class K and Class I shares: 5/31/07. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Class K and Class I shares, respectively.

***  After-tax Returns:

     -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     -- Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+ The MSCI AC World Index (ex. U.S.) (Net) reflects no deduction for fees, expenses or taxes except the reinvestment of dividends net of non-U.S. withholding taxes.

                              International Growth
                              --------------------

PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2007)

                                               1 Year        5 Years   10 Years
                                               ------        -------   --------

Class A**            Return Before Taxes       12.16%        24.69%    11.38%

                     Return After Taxes on
                     Distributions             10.69%        24.30%    10.14%

                     Return After Taxes on
                     Distributions and Sale
                     of Fund Shares            8.94%         22.12%     9.44%

Class B              Return Before Taxes       12.29%        24.81%    11.20%

Class C              Return Before Taxes       15.33%        24.84%    11.05%

Advisor Class        Return Before Taxes       17.55%        26.18%    12.23%

Class R                                        16.78%        25.49%    11.64%

Class K                                        17.20%        25.83%    11.93%

Class I                                        17.62%        26.20%    12.24%

MSCI AC World Index  (reflects no deduction
(ex. U.S.) (Gross)   for fees, expenses, or
                     taxes)                    17.12%        24.52%    10.09%

MSCI World Index
(ex. U.S.) (Net)+                              12.44%        22.12%     8.99%

MSCI AC World Index
(ex. U.S.) (Net)+                              16.65%        24.02%    N/A

----------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   After-tax Returns:

     -- Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

     -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

     -- Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+ The MSCI AC World Index (ex. U.S.) (Net) and the MSCI World Index (ex. U.S.) (Net) reflect no deduction for fees, expenses or taxes except the reinvestment of dividends net of non-U.S. withholding taxes.

                                   APPENDIX D

                 DESCRIPTION OF PRINCIPAL RISKS OF THE FUNDS

     Among the principal risks of investing in a Fund are market risk, foreign (non-U.S.) risk, currency risk and emerging market risk. Each of these risks is more fully described below. Each Fund could become subject to additional risks because the types of investments made by each Fund can change over time.

Market Risk                         This is the risk that the value of a Fund's
                                    investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter- or longer-term periods. It includes the risk that a particular style of investing, such as growth, may be underperforming the stock market generally.

Foreign (Non-U.S.) Risk             A Fund's investments in foreign (non-U.S.)
                                    securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. Foreign companies usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic development could adversely affect a Fund's investments in a foreign country. These risks are heightened for emerging market countries because there may be more economic, political and social instability, and investments in companies in emerging markets may have more risk because these securities may be more volatile and less liquid. To the extent a Fund invests in a particular country or geographic region, the Fund may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.

Currency Risk                       This is the risk that changes in foreign
                                    (non-U.S.) currency exchange rates may
                                    negatively affect the value of a Fund's
                                    investments or reduce the returns of a
                                    Fund. For example, the value of a Fund's investments in foreign stocks or currencies may decrease if the U.S. Dollar is strong
                                    (i.e., gaining value relative to other
                                    currencies) or other currencies are weak
                                    (i.e., losing value relative to the U.S.
                                    Dollar). Currency markets generally are not as regulated as securities markets.

Emerging Market Risk                Foreign investment risk may be particularly
                                    high to the extent a Fund invests in
                                    emerging market securities of issuers based in countries with developing economies.
                                    These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risk of investing in developed foreign
                                    (non-U.S.) countries.

Capitalization Risk                 This is the risk of investments in small- to
                                    mid-capitalization companies. Investments in small- and mid-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies.
                                    A Fund's investments in smaller
                                    capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources.

Allocation Risk                     This is the risk that the allocation of a
                                    Fund's investments among industry sectors may have a more significant adverse effect on the Fund's net asset value when one of these sectors is performing more poorly than the other.

Management Risk                     Each Fund is subject to management risk
                                    because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that its decisions will produce the desired results.

                                   APPENDIX E

   CERTAIN INFORMATION APPLICABLE TO CLASS A, CLASS B, CLASS C, CLASS R, CLASS
           K, CLASS I AND ADVISOR CLASS SHARES OF INTERNATIONAL GROWTH

How to Buy Shares

Class A Shares
--------------

     Class A shares are sold with a front-end sales charge of up to 4.25% for purchases of less than $1,000,000.

Class B and Class C Shares
--------------------------

     Class B and Class C shares may be purchased through financial intermediaries, such as broker-dealers or banks. You may also purchase shares directly from the Fund's principal underwriter, AllianceBernstein Investments, Inc., or ABI.

Advisor Class Shares
--------------------

     You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

     o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Fund's principal underwriter;

     o through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

     o by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

     The Fund's Prospectuses have more detailed information about who may purchase and hold Advisor Class shares.

Class A, Class R, Class K and Class I Shares
--------------------------------------------

     Class A, Class R, Class K and Class I shares are available at net asset value, or NAV, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans"), as follows: Class A shares are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees. Class R shares are designed for group retirement plans with plan assets up to $10,000,000. Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets. Class K and Class I shares are sold without an initial sales charge.

     Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and are available to certain investment advisory clients of the Adviser who invest at least $2,000,000 in a Fund and its affiliates.

     Class A, Class K and Class I shares are also available to AllianceBernstein-sponsored group retirement plans. Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans.

Required Information
--------------------

     The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a Financial Industry Regulatory Authority ("FINRA") member firm.

General
-------

     The Fund may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

The Different Share Class Expenses
----------------------------------

     This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (Rule 12b-1 fees) or contingent deferred sales charges ("CDSCs"). Please see below for a discussion of how CDSCs are calculated.

                            What is a Rule 12b-1 Fee?

          A Rule 12b-1 fee is a fee deducted from the Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the Fund's fee table near the front of its Prospectus.

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees
--------------------------------------------------------------------------

     The Fund has adopted plans under SEC Rule 12b-1 that allow the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares involved in the Acquisition is:

                                         Distribution and/or Service
                                          (Rule 12b-1) Fee (as a
                                           Percentage of Aggregate
                                           Average Daily Net Assets)
                                           -------------------------

Class A                                             .30%
Class B                                            1.00%
Class C                                            1.00%
Class R                                             .50%
Class K                                             .25%
Class I                                            None
Advisor Class                                      None

     Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B, Class C, and Class R shares are subject to higher Rule 12b-1 fees than Class A shares. The higher fees mean a higher expense ratio, so Class B, Class C, and Class R shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. Class K and Class I shares have a lower or no Rule 12b-1 fee. Therefore, Class K and Class I shares have a lower expense ratio and may have a higher NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares
--------------

     Class A shares do not have an initial sales charge. Class A shares may be subject to a CDSC of up to 1%. When a non-AllianceBernstein-sponsored group retirement plan terminates a Fund as an investment option, all investments in Class A shares of that Fund through the plan are subject to a 1%, 1-year CDSC upon redemption. In addition, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Fund's Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption. The CDSC is applied to the lesser of NAV at the time of redemption of shares or the original cost of shares being redeemed.

Class B Shares - Deferred Sales Charge Alternative
--------------------------------------------------

     Class B shares do not have an initial sales charge. Your investment, however, is subject to a CDSC if you redeem within three years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

Year Since Purchase                                     CDSC
-------------------                                     ----

First                                                   4.00%
Second                                                  3.00%
Third                                                   2.00%
Fourth                                                  1.00%
Fifth and thereafter                                    None

     If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of the CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

     Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares - Asset-Based Sales Charge Alternative
-----------------------------------------------------

     Class C shares may be purchased at NAV without an initial sales charge. Your investment, however, is subject to a 1% CDSC if you redeem your shares within one year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The one-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. Class C shares do not convert to any other class of shares of the Fund.

Class R, Class K and Class I Shares
-----------------------------------

     Class R, Class K and Class I shares do not have an initial sales charge or CDSC.

Advisor Class Shares - Fee-Based Program Alternative
----------------------------------------------------

     You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges. However, when you purchase Advisor Class shares through your financial advisor, your financial advisor may charge a fee. Advisor Class shares are not available to everyone. See "How to Buy Shares" above.

Distribution Arrangements for Group Retirement Plans

     The Fund offers distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for group retirement plans as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements that are different from those described in the Fund's Prospectus and SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class parameters as set forth in the Fund's Prospectus and SAI. Group retirement plans also may not offer all classes of shares of the Fund. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Payments to Financial Intermediaries

     Financial intermediaries market and sell shares of the Fund. These financial intermediaries may receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you may pay.

                        What is a Financial Intermediary?

               A financial intermediary is a firm that receives compensation for selling shares of the Fund offered in this Prospectus and/or provides services to the Fund's shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, pension plan consultants and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.

     In the case of Class A shares, the Fund's principal underwriter, ABI, may pay financial intermediaries a fee of up to 1%. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

     In the case of Class B shares, ABI must pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

     In the case of Class C shares, ABI must pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

     In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

     In the case of Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

     Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

     o    upfront sales commissions;

     o    Rule 12b-1 fees;

     o    additional distribution support;

     o    defrayal of costs for educational seminars and training; and

     o payments related to providing shareholder recordkeeping and/or transfer agency services.

Other Payments for Distribution Services and Educational Support

     In addition to the Rule 12b-1 fees described above, ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and
(b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employers in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firm's employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals.

     For 2008, ABI's additional payments to these firms for educational support and distribution assistance related to the AllianceBernstein Mutual Funds is expected to be approximately $1.5 million. In 2007, ABI paid additional payments of approximately $1.2 million, for the AllianceBernstein Mutual Funds.

     A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to allow ABI to provide information for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred" list. ABI's goal is to make the financial intermediaries who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

     The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Fund Operating Expenses" in the Fund's Prospectus.

     If one mutual fund sponsor makes greater distribution assistance payments than another, a financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if a financial intermediary receives more distribution assistance for one share class versus another, the financial intermediary may have an incentive to recommend that class.

     Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, the Adviser, ABI, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

     ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

     AIG SunAmerica
     Ameriprise Financial
     Genworth Financial
     ING
     ING USA Life and Annuity Company
     Lincoln Financial Distributors
     Merrill Lynch
     Prudential Financial
     RiverSource Distributors
     Transamerica Capital
     Principal Financial Group
     Reliastar Life Insurance Co.
     Hartford Life Insurance
     Great West Life & Annuity Co.

     Although the Fund may use brokers or other financial intermediaries who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

How to Exchange Shares

     You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone or through your financial intermediary. In order to receive a day's NAV, ABIS or your financial intermediary must receive and confirm your telephone exchange request by 4:00 p.m., Eastern Time, on that day. The Fund may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

How to Sell or Redeem Shares

     You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the New York Stock Exchange (the "Exchange") is open. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor. Your financial intermediary must receive your sales request by 4:00 p.m., Eastern Time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your financial intermediary is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

Frequent Purchases and Redemptions of Fund Shares

     The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally
---------------------------------------------------------------

     While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

     A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders. This risk is generally not applicable to the Fund because it does not invest in foreign equity securities.

     A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in fixed-income securities, such as high yield bonds, asset-backed securities, or foreign fixed-income securities, that may be timely traded or traded infrequently.

Policy Regarding Short-term Trading
-----------------------------------

     Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

     Transaction Surveillance Procedures. The Fund, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

     Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

     Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets, is detected, the Fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition
of Account Blocks in Response to Excessive Short-term Trading Activity
----------------------------------------------------------------------

     A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices
------------------------------------------------------------------------

     Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

How the Fund Values Its Shares

     The Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern Time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

     The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

     Securities for which market quotations are not readily available or deemed unreliable (including restricted securities) are valued at fair market value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuer's financial statements. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many of these securities using fair value prices based on independent pricing services or third party vendor tools to the extent available.

     Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

     Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund.

                                   APPENDIX F

                                OTHER INFORMATION

     The following information provides only a summary of the key features of the organizational structure and governing documents of the Funds. IRG and International Growth are each organized as a Maryland corporation. Accordingly, there are no significant differences among the Funds in terms of their corporate organizational structures.

General

     Each Fund has procedures available to its respective shareholders for calling shareholders' meetings and for the removal of Directors. Under the Fund's Charter, a Director may be removed, either with or without cause, at a meeting duly called and at which a quorum is present by the affirmative vote of the holders of a majority of the votes entitled to be cast for the election of Directors. In addition, shareholder-requested special meetings of shareholders for any other purpose shall be called by a Fund's Secretary only upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at the meeting.

     For each Fund, the presence in person or by proxy of the holders of one-third of the shares entitled to be cast constitutes a quorum at any meeting of shareholders of the Fund. When a quorum is present at any meeting, the affirmative vote of a majority of the votes (or with respect to the election of Directors, a plurality of votes) cast shall decide any question brought before such meeting, except as otherwise required by law.

Shares of Common Stock of the Funds

     The Funds' shares have no preemptive rights. Each share has equal voting, dividend, distribution and liquidation rights. Shareholders are entitled to one vote per share. All voting rights for the election of directors are non-cumulative, which means that the holders of more than 50% of the shares of common stock of a Fund can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares of common stock will not be able to elect any directors. The Funds are organized as series of the same Maryland corporation and thus their shareholders have the same rights due to them under state law. The Funds are not required to, and do not, hold annual meetings of shareholders and have no current intention to hold such meetings, except as required by the 1940 Act. Under the 1940 Act, the Funds are required to hold a shareholder meeting if, among other reasons, the number of Directors elected by shareholders is less than a majority of the total number of Directors, or if a Fund seeks to change its fundamental investment policies.

Dividends and Distributions

     The Funds have the same dividends and distributions policies. While each of the Funds intends to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year.

     Each of the Fund's income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. A shareholder may make an election to receive dividends and distributions in cash or in shares at the time of purchase of shares. The shareholder's election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions.

Indemnification and Liability of Directors and Officers

     The charters of Bond Fund, IRG and International Growth generally provide for the indemnification of officers and Directors, as applicable, to the full extent permitted by law. This indemnification does not protect any such person against any liability to a Fund or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The charters of Bond Fund, IRG and International Growth contain such a provision that eliminates directors' and officers' liability to the maximum extent permitted by Maryland law. This indemnification does not protect any such person against any liability to a Fund or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

                                   APPENDIX G

        FORM OF AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION BETWEEN

         ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND, INC. AND
                ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND, INC.

                AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION

          RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF

           ALLIANCEBERNSTEIN INTERNATIONAL RESEARCH GROWTH FUND, INC.

                                      As of

                                   May 8, 2008

     This Agreement and Plan of Acquisition and Liquidation (the "Acquisition Plan") is made as of this 8th day of May 2008, by and between AllianceBernstein International Growth Fund, Inc. ("Acquiring Fund"), a Maryland corporation, and AllianceBernstein International Research Growth Fund, Inc. (the "Acquired Fund"), a Maryland corporation.

     WHEREAS, Acquiring Fund and the Acquired Fund are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the parties desire that the Acquired Fund transfer all of the assets attributable to its Class A shares held by stockholders ("Stockholders") in exchange for Class A shares of equal net asset value of Acquiring Fund ("Class A Acquisition Shares"), transfer all of the assets attributable to its Class B shares held by Stockholders in exchange for Class B shares of equal net asset value of Acquiring Fund ("Class B Acquisition Shares"), transfer all of the assets attributable to its Class C shares held by Stockholders in exchange for Class C shares of equal net asset value of Acquiring Fund ("Class C Acquisition Shares"), transfer all of the assets attributable to its Advisor Class shares held by Stockholders in exchange for Advisor Class shares of equal net asset value of Acquiring Fund ("Advisor Class Acquisition Shares"), transfer all of the assets attributable to its Class R shares held by Stockholders in exchange for Class R shares of equal net asset value of Acquiring Fund ("Class R Acquisition Shares"), transfer all of the assets attributable to its Class K shares held by Stockholders in exchange for Class K shares of equal net asset value of Acquiring Fund ("Class K Acquisition Shares"), transfer all of the assets attributable to its Class I shares held by Stockholders in exchange for Class I shares of equal net asset value of Acquiring Fund ("Class I Acquisition Shares" and together with the Class A Acquisition Shares, Class B Acquisition Shares, Class C Acquisition Shares, Advisor Class Acquisition Shares, Class R Acquisition Shares, and Class K Acquisition Shares, the "Acquisition Shares") and distribute the Class A Acquisition Shares, Class B Acquisition Shares, Class C Acquisition Shares, Advisor Class Acquisition Shares, Class R Acquisition Shares, Class K Acquisition Shares, and Class I Acquisition Shares to Stockholders of Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I, respectively, of the Acquired Fund (the "Acquisition"); and

     WHEREAS, the parties intend that the Acquisition qualify as a "reorganization" within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provisions, and that with respect to the Acquisition, Acquiring Fund and the Acquired Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code;

     Now, therefore, Acquiring Fund and the Acquired Fund agree as follows:

1.   Definitions

     In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1933 Act                      Securities Act of 1933, as amended.

Assets All assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Fund or its shares, as appropriate, whether or not determinable at the appropriate Effective Time and wherever located, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by the Acquired Fund or attributable to its shares and any deferred or prepaid expense, other than unamortized organizational expenses, shown as an asset on the Acquired Fund's books.

Closing Date                  Such date as the parties may agree.

Effective Time                5:00 p.m. Eastern time on the Closing Date, or
                              such other time as the parties may agree to in writing.

Financial Statement           The audited financial statements of the
                              relevant Fund for its most recently completed fiscal year and, if applicable, the unaudited financial statements of that Fund for its most recently completed semi-annual period.

Fund Acquiring Fund and/or the Acquired Fund, as the case may be.

Liabilities.                  All liabilities, expenses and obligations of
                              any kind whatsoever of the Acquired Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

N-14 Registration Statement   The Registration Statement of Acquiring Fund on
                              Form N-14 under the 1940 Act that will register the Acquisition Shares to be issued in the Acquisition.

Valuation Time                The close of regular session trading on the New
                              York Stock Exchange ("NYSE") on the Closing
                              Date, when for purposes of the Acquisition
                              Plan, Acquiring Fund determines its net asset value per Acquisition Share and the Acquired
                              Fund determines the net value of the Assets.

NAV A Fund's net asset value is calculated by valuing and totaling assets and then subtracting liabilities and then dividing the balance by the number of shares that are outstanding.

2.   Regulatory Filings

     Acquiring Fund shall promptly prepare and file the N-14 Registration Statement with the SEC, and Acquiring Fund and the Acquired Fund also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3.   Transfer of the Acquired Fund's Assets

     Acquiring Fund and the Acquired Fund shall take the following steps with respect to the Acquisition, as applicable:

     (a) On or prior to the Closing Date, the Acquired Fund shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Fund that are known to the Acquired Fund and that are due and payable prior to or as of the Closing Date.

     (b) Prior to the Effective Time, except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Fund will declare to Acquired Fund Stockholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing (i) all the excess of (A) Acquired Fund's investment income excludable from gross income under Section 103(a) of the Code over (B) Acquired Fund's deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of Acquired Fund's investment company taxable income (as defined in Code Section 852), (computed in each case without regard to any deduction for dividends paid), and (iii) all of Acquired Fund's net realized capital gain (as defined in Code
          Section 1222), if any (after reduction for any capital loss carryover), in each case for both the taxable year ending on July 31, 2007, and for the short taxable year beginning on August 1, 2007 and ending on the Closing Date. Such dividends will be declared and paid to ensure continued qualification of the Acquired Fund as a "regulated investment company" for tax purposes and to eliminate fund-level tax.

     (c) At the Effective Time, pursuant to Articles of Transfer accepted for record by the State Department of Assessments and Taxation of Maryland (the "SDAT"), the Acquired Fund shall assign, transfer, deliver and convey the Assets to Acquiring Fund, subject to the Liabilities. Acquiring Fund shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at or after the Effective Time shall become and be assets of Acquiring Fund, and
          (ii) the Liabilities at the Effective Time shall attach to Acquiring Fund, and shall be enforceable against Acquiring Fund to the same extent as if initially incurred by Acquiring Fund.

     (d) Within a reasonable time prior to the Closing Date, the Acquired Fund shall provide, if requested, a list of the Assets to Acquiring Fund. The Acquired Fund may sell any asset on such list prior to the Effective Time. After the Acquired Fund provides such list, the Acquired Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of Acquiring Fund. Within a reasonable time after receipt of the list and prior to the Closing Date, Acquiring Fund will advise the Acquired Fund in writing of any investments shown on the list that Acquiring Fund has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Fund will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions. In addition, if Acquiring Fund determines that, as a result of the Acquisition, Acquiring Fund would own an aggregate amount of an investment that would exceed a percentage limitation applicable to Acquiring Fund, Acquiring Fund will advise the Acquired Fund in writing of any such limitation and the Acquired Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions.

     (e) The Acquired Fund shall assign, transfer, deliver and convey the Assets to Acquiring Fund at the Effective Time on the following basis:

          (i) The value of the Assets less the Liabilities of the Acquired Fund attributable to shares of Class A held by Stockholders, shares of Class B held by Stockholders, shares of Class C held by Stockholders, shares of Advisor Class held by Stockholders, shares of Class R held by Stockholders, shares of Class K held by Stockholders, and shares of Class I held by Stockholders, determined as of the Valuation Time, shall be divided by the then NAV of one Class A, Class B, Class C, Advisor Class, Class R, Class K or Class I Acquisition Share, as applicable, and, in exchange for the transfer of the Assets, Acquiring Fund shall simultaneously issue and deliver to the Acquired Fund the number of Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I Acquisition Shares so determined, rounded to the second decimal place or such other decimal place as the parties may agree to in writing;

          (ii) The NAV of Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I Acquisition Shares to be delivered to the Acquired Fund shall be determined as of the Valuation Time in accordance with Acquiring Fund's then applicable valuation procedures, and the net value of the Assets to be conveyed to Acquiring Fund shall be determined as of the Valuation Time in accordance with the then applicable valuation procedures of the Acquired Fund; and

         (iii) The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to Brown Brothers Harriman & Company, as custodian for Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian, or shall be wired to an account pursuant to instructions provided by Acquiring Fund.

(f) Promptly after the Closing Date, the Acquired Fund will deliver to Acquiring Fund a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date.

4. Termination of the Acquired Fund, Registration of Acquisition Shares and Access to Records

     The Acquired Fund and Acquiring Fund also shall take the following steps, as applicable:

     (a) At or as soon as reasonably practical after the Effective Time, the Acquired Fund shall terminate by transferring pro rata to its Stockholders of Class A of record Class A Acquisition Shares received by the Acquired Fund pursuant to Section 3(e)(i) of this Acquisition Plan; to its Stockholders of Class B of record Class B Acquisition Shares received by the Acquired Fund pursuant to Section 3(e)(i) of this Acquisition Plan; to its Stockholders of Class C of record Class C Acquisition Shares received by the Acquired Fund pursuant to Section 3(e)(i) of this Acquisition Plan; to its Stockholders of Advisor Class of record Advisor Class Acquisition Shares received by the Acquired Fund pursuant to Section 3(e)(i) of this Acquisition Plan; to its Stockholders of Class R of record Class R Acquisition Shares received by the Acquired Fund pursuant to Section 3(e)(i) of this Acquisition Plan; to its Stockholders of Class K of record Class K Acquisition Shares received by the Acquired Fund pursuant to Section 3(e)(i) of this Acquisition Plan; and to its Stockholders of Class I of record Class I Acquisition Shares received by the Acquired Fund pursuant to
          Section 3(e)(i) of this Acquisition Plan. Acquiring Fund shall establish accounts on its share records and note on such accounts the names of the former Acquired Fund Stockholders and the types and amounts of Acquiring Fund shares that former Acquired Fund Stockholders are due based on their respective holdings of shares of the Acquired Fund as of the close of business on the Closing Date. Fractional Acquiring Fund shares shall be carried to the second decimal place. Acquiring Fund shall not issue certificates representing Acquiring Fund shares in connection with such exchange. All issued and outstanding shares in connection with such exchange will be simultaneously cancelled on the books of the Acquired Fund. Ownership of Acquiring Fund's shares will be shown on the books of Acquiring Fund's transfer agent.

          Following distribution by the Acquired Fund to its Stockholders of all Acquisition Shares delivered to the Acquired Fund, the Acquired Fund shall wind up its affairs and shall take all steps as are necessary and proper to terminate as soon as is reasonably possible after the Effective Time.

     (b) At and after the Closing Date, the Acquired Fund shall provide Acquiring Fund and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund's Stockholders and the number and percentage ownership of the outstanding shares of the Acquired Fund owned by Stockholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund Stockholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Fund as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

5.   Certain Representations and Warranties of the Acquired Fund

     The Acquired Fund represents and warrants to Acquiring Fund as follows:

     (a) The Acquired Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Acquired Fund is registered with the SEC as an open-end management investment company under the 1940 Act and such registrations will be in full force and effect as of the Effective Time.

     (b) The Acquired Fund has the power and all necessary federal, state and local qualifications and authorizations to own all of the Assets, to carry on its business, to enter into this Acquisition Plan and to consummate the transactions contemplated herein.

     (c) The Board of Directors of the Acquired Fund has duly authorized the execution and delivery of this Acquisition Plan and the transactions contemplated herein. Duly authorized officers of the Acquired Fund have executed and delivered this Acquisition Plan. This Acquisition Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Acquisition Plan does not, and the consummation of the transactions contemplated by this Acquisition Plan will not, violate the Acquired Fund's Charter, its Bylaws or any material agreement to which the Acquired Fund is subject. Except for the approval of its Board, the Acquired Fund does not need to take any other action to authorize its officers to effectuate this Acquisition Plan and the transactions contemplated herein.

     (d) The Acquired Fund has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and intends to continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.

     (e) The information pertaining to the Acquired Fund included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to Stockholders and at the Effective Time, insofar as it relates to the Acquired Fund, shall
          (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

     (f) The Acquired Fund has duly authorized and validly issued all of its issued and outstanding shares of common stock, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor are there any securities convertible into shares of the Acquired Fund.

     (g) The Acquired Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions referred to in Section 3(b) hereof.

     (h) At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.

     (i) The Financial Statements of the Acquired Fund, a copy of which has been previously delivered to Acquiring Fund, fairly present the financial position of the Acquired Fund as of the Acquired Fund's most recent fiscal year-end and the results of the Acquired Fund's operations and changes in the Acquired Fund's net assets for the periods indicated.

     (j) To the knowledge of the Acquired Fund, the Acquired Fund has no liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in its Financial Statements or Liabilities incurred in the ordinary course of business subsequent to the date of the most recent Financial Statement referencing Liabilities.

     (k) To the knowledge of the Acquired Fund, except as has been disclosed in writing to Acquiring Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquired Fund has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquired Fund. The Acquired Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, or the Assets or its ability to consummate the transactions contemplated by the Acquisition Plan.

     (l) Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, and this Acquisition Plan, the Acquired Fund is not a party to or subject to any material contract or other commitments that, if terminated, may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payment for periods subsequent to the Closing Date will be due from the Acquired Fund.

     (m) The Acquired Fund has filed its federal income tax returns, copies of which have been previously made available to Acquiring Fund, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of the Acquired Fund's knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The Acquired Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

     (n) For federal income tax purposes, the Acquired Fund qualifies as a "regulated investment company," and the provisions of Sections 851 through 855 of the Code apply to the Acquired Fund for the remainder of its current taxable year beginning August 1, 2007, and will continue to apply through the Closing Date.

     (o) Since the date of the Financial Statements of the Acquired Fund, there has been no material adverse change in its financial condition, results of operations, business, or Assets. For this purpose, negative investment performance shall not be considered a material adverse change.

     (p) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to Acquiring Fund.

     (q)  The Acquisition Shares to be issued to the Acquired Fund pursuant to
          Section 3(e)(i) will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Stockholders as provided in Section 3(e)(i).

     (r) The Acquired Fund, or its agents, (i) holds a valid Form W-8Ben, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be) or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund Stockholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such Stockholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such Stockholder as provided by Section 3406 of the Code and the regulations thereunder.

6.   Certain Representations and Warranties of Acquiring Fund

     Acquiring Fund represents and warrants to the Acquired Fund as follows:

     (a) Acquiring Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. Acquiring Fund is registered with the SEC as an open-end management investment company under the 1940 Act and such registrations will be in full force and effect as of the Effective Time.

     (b) Acquiring Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions.

     (c) Acquiring Fund has the power and all necessary federal, state and local qualifications and authorizations to own all of its assets, to carry on its business, to enter into this Acquisition Plan and to consummate the transactions contemplated herein.

     (d) The Board of Directors of Acquiring Fund has duly authorized execution and delivery of this Acquisition Plan and the transactions contemplated herein. Duly authorized officers of Acquiring Fund have executed and delivered the Acquisition Plan. The Acquisition Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Acquisition Plan does not, and the consummation of the transactions contemplated by this Acquisition Plan will not, violate the Charter of Acquiring Fund, its Bylaws or any material agreement to which Acquiring Fund is subject. Except for the approval of its Board, Acquiring Fund does not need to take any other action to authorize its officers to effectuate the Acquisition Plan and the transactions contemplated herein.

     (e)  Acquiring Fund has qualified as a regulated investment company under
          Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations and qualifies and intends to continue to qualify as a regulated investment company for its current taxable year.

     (f) The N-14 Registration Statement, when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to Stockholders and at the Effective Time, insofar as it relates to Acquiring Fund, shall
          (i) comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     (g) Acquiring Fund has duly authorized and validly issued all issued and outstanding shares of common stock of Acquiring Fund, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. Acquiring Fund has duly authorized the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares of Acquiring Fund referred to in Section 3(e) hereof to be issued and delivered to the Acquired Fund as of the Effective Time. When issued and delivered, such Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I shares of Acquiring Fund shall be validly issued, fully paid and non-assessable, and no Stockholder of Acquiring Fund shall have any preemptive right of subscription or purchase in respect of any such share. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquisition Shares, nor are there any securities convertible into Acquisition Shares.

     (h) To the knowledge of Acquiring Fund, except as has been disclosed in writing to the Acquired Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against Acquiring Fund or any of its properties or assets or any person whom Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that Acquiring Fund currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against Acquiring Fund. Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect its financial condition, results of operations, its assets or its ability to consummate the transactions contemplated by this Acquisition Plan.

     (i) Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, Acquiring Fund is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

     (j) Acquiring Fund has filed its federal income tax returns, copies of which have been previously made available to the Acquired Fund, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. All of Acquiring Fund's tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of Acquiring Fund's knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. Acquiring Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

     (k) For federal income tax purposes, Acquiring Fund qualifies as a "regulated investment company," and the provisions of Sections 851 through 855 of the Code apply to Acquiring Fund for the remainder of its current taxable year beginning August 1, 2007, and will continue to apply through the Closing Date.

     (l) The Financial Statements of Acquiring Fund, a copy of which has been previously delivered to the Acquired Fund, fairly present the financial position of Acquiring Fund at its most recent fiscal year-end and the results of Acquiring Fund's operations and changes in Acquiring Fund's net assets for the period indicated.

     (m) Since the date of the Financial Statements of Acquiring Fund, there has been no material adverse change in its financial condition, results of operations, business or assets. Negative investment performance shall not be considered a material adverse change.

     (n) Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquired Fund.

     (o) Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such other state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

7.   Conditions to the Obligations of Acquiring Fund and the Acquired Fund

     The obligations of Acquiring Fund and the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

     (a) Acquiring Fund and the Acquired Fund shall have delivered to the other party a certificate dated as of the Closing Date and executed in its name by its Secretary or an Assistant Secretary, in a form reasonably satisfactory to the receiving party, stating that the representations and warranties of Acquiring Fund or the Acquired Fund, as applicable, in this Acquisition Plan that apply to the Acquisition are true and correct in all material respects at and as of the Valuation Time.

     (b) Acquiring Fund and the Acquired Fund shall have performed and complied in all material respects with each of its representations and warranties required by this Acquisition Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.

     (c) There has been no material adverse change in the financial condition, results of operations, business, properties or assets of Acquiring Fund or the Acquired Fund since the date of the most recent Financial Statements. Negative investment performance shall not be considered a material adverse change.

     (d) Acquiring Fund and the Acquired Fund shall have received an opinion of Seward & Kissel LLP reasonably satisfactory to each of them, substantially to the effect that for federal income tax purposes:

          (i) the Acquisition will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

          (ii) a Stockholder of the Acquired Fund will recognize no gain or loss on the exchange of the Stockholder's shares of the Acquired Fund solely for Acquisition Shares;

         (iii) neither the Acquired Fund nor Acquiring Fund will recognize any gain or loss upon the transfer of all of the Assets to Acquiring Fund in exchange for Acquisition Shares and the assumption by Acquiring Fund of the Liabilities pursuant to this Acquisition Plan or upon the distribution of Acquisition Shares to Stockholders of the Acquired Fund in exchange for their respective shares of the Acquired Fund;

          (iv) the holding period and tax basis of the Assets acquired by Acquiring Fund will be the same as the holding period and tax basis that the Acquired Fund had in such Assets immediately prior to the Acquisition;

          (v) the aggregate tax basis of Acquisition Shares received in connection with the Acquisition by each Stockholder of the Acquired Fund (including any fractional share to which the Stockholder may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor, and increased by any gain recognized on the exchange;

          (vi) the holding period of Acquisition Shares received in connection with the Acquisition by each Stockholder of the Acquired Fund (including any fractional share to which the Stockholder may be entitled) will include the holding period of the shares of the Acquired Fund surrendered in exchange therefor, provided that such Acquired Fund shares constitute capital assets in the hands of the Stockholder as of the Closing Date; and

         (vii) Acquiring Fund will succeed to the capital loss carryovers of the Acquired Fund, if any, under Section 381 of the Code, but the use by Acquiring Fund of any such capital loss carryovers (and of capital loss carryovers of Acquiring Fund) may be subject to limitation under Section 383 of the Code.

          The opinion will be based on certain factual certifications made by officers of the Funds and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

          Notwithstanding this subparagraph (e), Seward & Kissel LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Fund shall agree to make and provide additional factual representations to Seward & Kissel LLP with respect to the Funds that are reasonably necessary to enable Seward & Kissel LLP to deliver the tax opinion. Notwithstanding anything in this Acquisition Plan to the contrary, neither Fund may waive in any material respect the conditions set forth under this subparagraph (e).

     (e) The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquisition Shares, and the SEC shall not have instituted and, to the knowledge of Acquiring Fund, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.

     (f) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with the Acquisition.

     (g)  The SEC shall not have issued any unfavorable advisory report under
          Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

     (h) Neither party shall have terminated this Acquisition Plan with respect to the Acquisition pursuant to Section 12 of this Acquisition Plan.

8.   Conditions to the Obligations of the Acquired Fund

     The obligations of the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

     (a) The Acquired Fund shall have received an opinion of Seward & Kissel LLP, counsel to Acquiring Fund, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, substantially to the effect that:

          (i) Acquiring Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is an open-end, management investment company registered under the 1940 Act;

          (ii) This Acquisition Plan has been duly authorized, executed and delivered by Acquiring Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Acquisition Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Acquisition Plan by the Acquired Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of this Acquisition Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Acquisition Plan is not material;

         (iii) The Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I Acquisition Shares to be delivered as provided for by this Acquisition Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by Acquiring Fund;

          (iv) The execution and delivery of this Acquisition Plan did not, and the consummation of the Acquisition will not, violate the Charter of Acquiring Fund, its Bylaws or any agreement of Acquiring Fund known to such counsel, after reasonable inquiry, and no approval of the Acquisition Plan by the Stockholders of Acquiring Fund is required under its Charter, Bylaws or applicable law; and

          (v) To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, other than the acceptance of record of Articles of Transfer by the SDAT, is required for Acquiring Fund to enter into this Acquisition Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of Acquiring Fund.

          In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Acquisition Plan and (v) rely on certificates of officers or directors of Acquiring Fund as to factual matters.

(b) Acquired Fund shall have received a letter from AllianceBernstein L.P. (the "Adviser") with respect to insurance matters in form and substance satisfactory to the Acquired Fund.

9.   Conditions to the Obligations of Acquiring Fund

     The obligations of Acquiring Fund with respect to the Acquisition shall be subject to the following conditions precedent:

     (a) Acquiring Fund shall have received an opinion of Seward & Kissel LLP, counsel to the Acquired Fund, in form and substance reasonably satisfactory to Acquiring Fund and dated as of the Closing Date, substantially to the effect that:

          (i) The Acquired Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is an open-end management investment company registered under the 1940 Act;

          (ii) This Acquisition Plan has been duly authorized, executed and delivered by the Acquired Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Acquisition Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Acquisition Plan by Acquiring Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of this Acquisition Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under this Acquisition Plan is not material;

         (iii) The execution and delivery of this Acquisition Plan did not, and the consummation of the Acquisition will not, violate the Charter of the Acquired Fund, its Bylaws or any agreement of the Acquired Fund known to such counsel, after reasonable inquiry, and no approval of the Acquisition Plan by the Stockholders of Acquired Fund is required under its Charter, Bylaws or applicable law; and

          (iv) To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, other than the acceptance of record of Articles of Transfer by the SDAT, is required for the Acquired Fund to enter into this Acquisition Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Fund.

          In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law,
          (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Acquisition Plan and (v) rely on certificates of officers or directors of the Acquired Fund as to factual matters.

(b) Acquiring Fund shall have received a letter from the Adviser agreeing to indemnify Acquiring Fund in respect of certain liabilities of the Acquired Fund in form and substance satisfactory to Acquiring Fund.

10.  Closing

     (a) The Closing shall be held at the offices of the Funds, 1345 Avenue of the Americas, New York, New York 10105, or at such other time or place as the parties may agree.

     (b) In the event that at the Valuation Time (i) the NYSE shall be closed to trading or trading thereon shall be restricted, or (ii) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Acquisition Plan may be terminated by either the Acquired Fund or Acquiring Fund upon the giving of written notice to the other party.

     (c) Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that Acquisition Shares issuable pursuant to the Acquisition have been credited to the Acquired Fund's account on the books of Acquiring Fund. After the Closing Date, Acquiring Fund will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Shares have been credited pro rata to open accounts in the names of the Acquired Fund Stockholders.

     (d) At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by the Acquisition Plan.

11.  Survival of Representations and Warranties

     No representations, warranties or covenants in or pursuant to this Acquisition Plan (including certificates of officers) hereto shall survive the completion of the transactions contemplated herein.

12.  Termination of Acquisition Plan

     A majority of either Fund's Board of Directors may terminate this Acquisition Plan with respect to that Fund at any time before the applicable Effective Time if: (a) the Fund's conditions precedent set forth in Sections 7, 8 or 9 as appropriate, are not satisfied; or (b) the Board of Directors determines that the consummation of the Acquisition is not in the best interests of the Fund or its Stockholders and gives notice of such termination to the other party.

13.  Governing Law

     This Acquisition Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

14.  Brokerage Fees

     Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in this Acquisition Plan.

15.  Amendments

     The parties may, by agreement in writing authorized by their respective Board of Directors, amend this Acquisition Plan at any time before the applicable Effective Time.

16.  Waivers

     At any time prior to the Closing Date, either party may by written instrument signed by it (a) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (b) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

17.  Indemnification of Directors

     Acquiring Fund agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Directors and officers, acting in their capacities as such, under the Acquired Fund's Charter and Bylaws as in effect as of the date of this Acquisition Plan shall survive the Acquisition as obligations of Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against Acquiring Fund, its successors or assigns.

18.  Cooperation and Further Assurances

     Each party will cooperate with the other in fulfilling its obligations under this Acquisition Plan and will provide such information and documentation as is reasonably requested by the other in carrying out this Acquisition Plan's terms. Each party will provide such further assurances concerning the performance of its obligations hereunder and execute all documents for or in connection with the consummation of the Acquisition as, with respect to such assurances or documents, the other shall deem necessary or appropriate.

19.  Updating of N-14 Registration Statement

     If at any time prior to the Effective Time, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in the N-14 Registration Statement, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to Stockholders appropriate disclosure with respect to the item.

20.  Limitation on Liabilities

     The obligations of the Acquired Fund and Acquiring Fund shall not bind any of the directors, Stockholders, nominees, officers, agents, employees or agents of the Acquired Fund or Acquiring Fund personally, but shall bind only the Acquired Fund or Acquiring Fund, as appropriate. The execution and delivery of this Acquisition Plan by an officer of either party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only the Acquired Fund or Acquiring Fund, as appropriate.

21.  Termination of the Acquired Fund

     If the parties complete the Acquisition, the Acquired Fund shall terminate its registration under the 1940 Act and the 1933 Act and will terminate.

22.  Notices

     Any notice, report, statement, certificate or demand required or permitted by any provision of this Acquisition Plan shall be in writing and shall be given in person or by telecopy, certified mail or overnight express courier to:

     For the Acquired Fund:

          AllianceBernstein International Research Growth Fund, Inc. 1345 Avenue of the Americas
          New York, New York 10105

          Attention: Secretary

     For Acquiring Fund:

          AllianceBernstein International Growth Fund, Inc.
          1345 Avenue of the Americas
          New York, New York 10105

          Attention: Secretary

23.  Expenses

     The Acquisition expenses shall be paid by the Acquired Fund.

24.  General

     This Acquisition Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only in writing signed by both parties. The headings contained in this Acquisition Plan are for reference only and shall not affect in any way the meaning or interpretation of this Acquisition Plan. Whenever the context so requires, the use in this Acquisition Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Acquisition Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Acquisition Plan. Neither party may assign or transfer any right or obligation under this Acquisition Plan without the written consent of the other party.

     In Witness Whereof, the parties hereto have executed this Acquisition Plan as of the day and year first above written.

[                    ]

Attest:

                                       By:
--------------------------------          ------------------------------------


Name:                                  Name:

--------------------------------          ------------------------------------

Title:                                 Title:

--------------------------------          ------------------------------------

[                            ]

Attest:


                                       By:
--------------------------------          ------------------------------------


Name:                                  Name:

--------------------------------          ------------------------------------

Title:                                 Title:

--------------------------------          ------------------------------------

                                   APPENDIX H

                                 CAPITALIZATION

     The following table shows on an unaudited basis the capitalization of each of IRG and International Growth as of December 31, 2007 and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of IRG by International Growth at net asset value as of December 31, 2007.

                                                                                           International
                                                      International       Pro Forma           Growth
                                         IRG             Growth          Adjustments       (Pro Forma)(1)
                                         ---             ------          -----------       --------------
Class A
Net Asset Value                       $169,773,044     $2,086,910,901         $ -0-(2)  $2,256,683,945
Shares outstanding                      10,033,061        100,558,635   (1,851,886)(3)     108,739,810
Net asset value per share                   $16.92             $20.75                           $20.75

Class B
Net Asset Value                        $59,681,058       $138,688,032         $ -0-(2)    $198,369,090
Shares outstanding                       3,783,810          7,299,510     (643,248)(3)      10,440,072
Net asset value per share                   $15.77             $19.00                           $19.00

Class C
Net Asset Value                        $43,155,273       $564,238,186         $ -0-(2)    $607,393,459
Shares outstanding                       2,735,174         29,648,745     (467,121)(3)      31,916,798
Net asset value per share                   $15.78             $19.03                           $19.03

Advisor Class
Net Asset Value                        $48,068,306       $457,810,800         $ -0-(2)    $505,879,106
Shares outstanding                       2,774,399         21,856,319     (479,395)(3)      24,151,323
Net asset value per share                   $17.33             $20.95                           $20.95

Class R
Net Asset Value                           $10,106        $52,685,010          $ -0-(2)     $52,695,116
Shares outstanding                            600          2,552,000          (110)(3)       2,552,490
Net asset value per share                  $16.84             $20.64                            $20.64

Class K
Net Asset Value                         $1,082,495        $11,275,425         $ -0-(2)     $12,357,920
Shares outstanding                          64,151            544,481      (11,895)(3)         596,737
Net asset value per share                   $16.87             $20.71                           $20.71

Class I
Net Asset Value                         $2,194,744        $29,714,648         $ -0-(2)     $31,909,392
Shares outstanding                         129,936          1,428,155      (24,476)(3)       1,533,615
Net asset value per share                   $16.89             $20.81                           $20.81

----------
(1) Assumes the Acquisition was consummated on December 31, 2007 and is for information purposes only. No assurance can be given as to how many shares of International Growth will be received by the shareholders of IRG on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of International Growth that actually will be received on or after such date.

(2) No repositioning of IRG's portfolio securities is expected in connection with the Acquisition.

(3) In connection with the Acquisition, shares of International Growth will be issued to the shareholders of IRG. The number of shares assumed to be issued is equal to the net asset value of IRG divided by the net asset value per share of International Growth as of December 31, 2007.

                                   APPENDIX I

                                LEGAL PROCEEDINGS

On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities and Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated December 18, 2003 as amended and restated January 15, 2004 ("Commission Order") and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 ("NYAG Order").

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and or other developments resulting from these matters could result in increased redemptions of the affected fund's shares or other adverse consequences to those funds. This may require those funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Funds.

                                   APPENDIX J

                           SHARE OWNERSHIP INFORMATION

Shares Outstanding

     As of May 9, 2008, each Fund had the following number of shares of common stock outstanding.

                                                              Number of
                                                             Outstanding
                                                              Shares of
Fund                                     Class               Common Stock
----                                     -----               ------------

IRG
                                            A                12,318,278.827
                                            B                 2,809,284.517
                                            C                  2,861,890.97
                                         Advisor               3,617,611.81
                                            R                     1,078.793
                                            K                    50,777.737
                                            I                   193,589.688

International Growth
                                            A               108,188,279.767
                                            B                 6,814,744.463
                                            C                30,763,143.123
                                         Advisor             26,273,570.476
                                            R                 3,275,726.027
                                            K                    772,164.48
                                            I                  1,396,896.81

Ownership of Shares

     As of May 9, 2008, the Directors and officers of each Fund as a group beneficially owned less than 1% of the outstanding shares of common stock of that Fund. To the knowledge of each Fund, the following table shows the persons owning as of May 9, 2008, either of record or beneficially, 5% or more of the outstanding shares of the Fund and the percentage of combined Fund's shares to be owned by these persons if the Acquisition had been consummated as of that date.

                                                                                    Percentage of
                                                     Number of      Percentage of    Outstanding
                                                    Outstanding      Outstanding      Shares of
                       Name and Address of           Shares of        Shares of     Combined Fund
Fund and Class             Shareholder              Class Owned      Class Owned     Class Owned
--------------             -----------              -----------      -----------     -----------
IRG

                 MLPF&S                               675,851.175           5.48%            0.47%
Class A          FOR THE SOLE BENEFIT OF
                 ITS CUSTOMERS
                 ATTN FUND ADMIN
                 4800 DEER LAKE DR
                 EAST 2ND FLR
                 JACKSONVILLE FL 32246-6484

                 CITIGROUP GLOBAL MARKETS           1,775,589.436          14.40%            1.22%
                 HOUSE ACCOUNT
                 ATTN CINDY TEMPESTA
                 333 W 34TH ST FL 3
                 NEW YORK NY 10001-2402

                 PERSHING LLC                         715,241.188           5.80%            0.49%
                 PO BOX 2052
                 JERSEY CITY NJ 07303-2052

                 AG EDWARDS & SONS INC                836,719.998           6.79%            0.58%
                 OMNIBUS ACCOUNT
                 ONE NORTH JEFFERSON
                 ST LOUIS MO 63103-2287

                 MLPF&S                               200,176.429           7.13%            1.82%
Class B          FOR THE SOLE BENEFIT OF
                 ITS CUSTOMERS
                 ATTN FUND ADMIN
                 4800 DEER LAKE DR
                 EAST 2ND FLR
                 JACKSONVILLE FL 32246-6484

                 CITIGROUP GLOBAL MARKETS             163,161.779           5.81%            1.48%
                 HOUSE ACCOUNT
                 ATTN CINDY TEMPESTA
                 333 W 34TH ST FL 3
                 NEW YORK NY 10001-2402

                 PERSHING LLC                         148,261.502           5.28%            1.35%
                 PO BOX 2052
                 JERSEY CITY NJ 07303-2052

Class C          FIRST CLEARING LLC                   236,472.824           8.27%            0.59%
                 SPECIAL CUSTODY ACCT FOR
                 THE EXCLUSIVE BENEFIT OF
                 CUSTOMER
                 10750 WHEAT FIRST DR
                 GLEN ALLEN VA 23060-9243

                 MLPF&S                               591,315.603          20.67%            1.48%
                 FOR THE SOLE BENEFIT OF
                 ITS CUSTOMERS
                 ATTN FUND ADMIN
                 4800 DEER LAKE DR
                 EAST 2ND FLR
                 JACKSONVILLE FL 32246-6484

                 CITIGROUP GLOBAL MARKETS             553,461.444          19.35%            1.38%
                 HOUSE ACCOUNT
                 ATTN CINDY TEMPESTA
                 333 W 34TH ST FL 3
                 NEW YORK NY 10001-2402

                 PERSHING LLC                         176,368.714           6.17%            0.44%
                 PO BOX 2052
                 JERSEY CITY NJ 07303-2052

Advisor Class    PIMS/PRUDENTIAL RETIREMENT         2,076,839.326          52.27%            5.87%
                 AS NOMINEE FOR THE
                 TTEE/CUST
                 ALLIANCE CAPITAL
                 MANAGEMENT
                 300 INTERNATIONAL PKWY
                 STE 270
                 HEATHROW FL 32746-5028

                 MLPF&S                               477,615.383          13.17%            1.35%
                 FOR THE SOLE BENEFIT OF
                 ITS CUSTOMERS
                 ATTN FUND ADMIN
                 4800 DEER LAKE DR
                 EAST 2ND FLR
                 JACKSONVILLE FL 32246-6484

                 ALLIANCE CAPITAL MANAGEMENT LP           600.240          55.64%            0.01%
Class R          ATTN: RAYMOND CARDOSI-SEED ACCT
                 1 N LEXINGTON AVE
                 NEW YORK NY 10010-5515

                 MG TRUST CO CUST FBO                     478.553          44.36%            0.01%
                 CHESAPEAKE ORTHOPAEDIC
                 700 17TH ST STE 300
                 DENVER, CO 80202-3531

Class K          UNION BANK TR NOMINEE                  3,919.699           7.78%            0.39%
                 GREAT PLACE TO WORK INSTITUTE
                 INC 401K
                 PO BOX 85484
                 SAN DIEGO CA 92186-5484

                 UNION BANK TR NOMINEE                 18,227.389          36.17%            1.82%
                 BUTLER WADDELL INTEREST LTD
                 401K
                 PO BOX 85484
                 SAN DIEGO CA 92186-5484

                 UNION BANK TR NOMINEE                  5,923.436          11.75%            0.59%
                 TIB INSURANCE BROKERS INC
                 401K PLAN
                 PO BOX 85484
                 SAN DIEGO CA 92186-5484

                 UNION BANK TR NOMINEE                 3,750.895            7.44%            0.38%
                 LOCK RIDGE TOOK COMPANY INC
                 401K PLAN
                 PO BOX 85484
                 SAN DIEGO CA 92186-5484

                 UNION BANK TR NOMINEE                 3,144.807            6.24%            0.31%
                 TOWER NEPHROLOGY MEDICAL GROUP
                 RETIREMENT PLAN
                 PO BOX 85484
                 SAN DIEGO CA 92186-5484

                 UNION BANK TR NOMINEE                 13,369.446          26.53%            1.34%
                 FINANCIAL ADVISORS RETIREMENT
                 PLAN
                 PO BOX 85484
                 SAN DIEGO CA 92186-5484

Class I          APS FOUNDATION INC                   192,989.448          99.69%           10.08%
                 400 N 5TH STREET
                 PHOENIX AZ 85004-3902

International
Growth

                 MLPF&S                             8,524,302.506           7.88%            7.22%
Class A          FOR THE SOLE BENEFIT OF
                 ITS CUSTOMERS
                 ATTN FUND ADMIN
                 4800 DEER LAKE DR
                 EAST 2ND FLR
                 JACKSONVILLE FL 32246-6484

                 CITIGROUP GLOBAL MARKETS           7,639,581.274           7.04%            6.46%
                 HOUSE ACCOUNT
                 ATTN CINDY TEMPESTA
                 333 W 34TH ST FL 3
                 NEW YORK NY 10001-2402

                 MORGAN STANLEY & CO                7,034,273.916           6.49%            5.95%
                 HARBORSIDE FINANCIAL CENTER
                 PLAZA II 34RD FLOOR
                 JERSEY CITY NJ 07311

                 CHARLES SCHWAB & CO.              10,744,944.158           9.91%            9.09%
                 FOR THE EXCLUSIVE BENEFIT
                 OF CUSTOMERS
                 MUTUAL FUND OPERATIONS
                 101 MONTGOMERY STREET
                 SAN FRANCISCO CA 94104-4151

                 FIRST CLEARING LLC                   635,502.335           9.33%            6.95%
Class B          SPECIAL CUSTODY ACCT FOR
                 THE EXCLUSIVE BENEFIT OF
                 CUSTOMER
                 10750 WHEAT FIRST DR
                 GLEN ALLEN VA 23060-9243

                 MLPF&S                             1,363,231.716          20.01%           14.90%
                 FOR THE SOLE BENEFIT OF
                 ITS CUSTOMERS
                 ATTN FUND ADMIN
                 4800 DEER LAKE DR
                 EAST 2ND FLR
                 JACKSONVILLE FL 32246-6484

                 CITIGROUP GLOBAL MARKETS             970,684.892          14.25%           10.61%
                 HOUSE ACCOUNT
                 ATTN CINDY TEMPESTA
                 333 W 34TH ST FL 3
                 NEW YORK NY 10001-2402

                 PERSHING LLC                         455,101.475           6.68%            4.98%
                 PO BOX 2052
                 JERSEY CITY NJ 07303-2052

                 MLPF&S                             9,806,443.401          31.87%           29.59%
Class C          FOR THE SOLE BENEFIT OF
                 ITS CUSTOMERS
                 ATTN FUND ADMIN
                 9970 DEER LAKE DR
                 EAST 2ND FLR
                 JACKSONVILLE FL 32246-6484

                 CITIGROUP GLOBAL MARKETS           7,074,380.766          22.99%           21.35%
                 HOUSE ACCOUNT
                 ATTN CINDY TEMPESTA
                 333 W 34TH ST FL 3
                 NEW YORK NY 10001-2402

                 MORGAN STANLEY & CO                1,689,405.520           5.49%            5.10%
                 HARBORSIDE FINANCIAL CENTER
                 PLAZA II 3RD FLOOR
                 JERSEY CITY NJ 07311

Advisor Class    PERSHING LLC                       1,414,815.122           5.37%            4.83%
                 PO BOX 2052
                 JERSEY CITY NJ 07303-2052

                 MERRILL LYNCH                      8,196,024.334          31.08%           28.01%
                 MUTUAL FUND ADMIN
                 4800 DEER LAKE DR EAST
                 2ND FLR
                 JACKSONVILLE FL 32246-6484

                 CHARLES SCHWAB & CO.               4,485,276.647          17.01%           15.33%
                 FOR THE EXCLUSIVE BENEFIT
                 OF CUSTOMERS
                 MUTUAL FUND OPERATIONS
                 101 MONTGOMERY STREET
                 SAN FRANCISCO CA 94104-4151

                 TAYNIK & CO 401K PLAN              1,507,282.201           5.72%            5.15%
                 C/O INVESTORS BANK & TRUST
                 CO
                 200 CLARENDON ST
                 BOSTON MA 02116-5021

                 MASSMUTUAL FINANCIAL GROUP         1,430,434.200           5.42%            4.89%
                 CUST
                 FBO MASSACHUSETTS MUTUAL
                 INSURANCE COMPANY
                 1295 STATE ST
                 SPRINGFIELD MA 01111-0001

                 MORI & CO                          2,286,228.648           8.67%            7.81%
                 911 MAIN ST STE 201
                 KANSAS CITY MO 64105-5304

                 HARTFORD LIFE INSURANCE COMPANY      538,542.029          16.39%           16.44%
Class R          SEPARATE ACCOUNT
                 ATTN: UIT OPERATIONS
                 PO BOX 2999
                 HARTFORD CT 06104-2999

                 AMERICAN UNITED LIFE CUST            251,686.295           7.66%            7.68%
                 FBO AUL AMERICAN GROUP
                 RETIREMENT ANNUITY
                 ONE AMERICAN SQUARE
                 PO BOX 1995
                 INDIANAPOLIS IN 46206-9102

                 AMERICAN UNITED LIFE CUST            347,830.068          10.59%           10.62%
                 FBO AMERICAN UNITED TRUST
                 ONE AMERICAN SQUARE
                 PO BOX 1995
                 INDIANAPOLIS IN 46205-9102

                 MERRILL LYNCH                        358,681.326          10.92%           10.95%
                 ATTN: FUND ADMIN
                 4800 DEER LAKE DR EAST 2ND FLR
                 JACKSONVILLE FL 32246-6484

Class K          NATIONWIDE TRUST COMPANY FSB         351,834.447          45.57%           43.25%
                 C/O IPO PORTFOLIO ACCOUNTING
                 PO BOX 182029
                 COLUMBUS OH 43218-2029

                 AMVESCAP NATL CO AGENT                98,490.891          12.76%           12.11%
                 PO BOX 105779
                 ATLANTA GA 30348-5779

                 GPC SECURITIES INC, AS AGENT          48,476.752           6.28%            5.96%
                 FOR BANK OF AMERICA, TTEE
                 FBO MARTIGNETTI CORP PS & 401K
                 PO BOX 105779
                 ATLANTA GA 30348-5779

                 NFS LLC FEBO                          40,682.229           5.27%            5.00%
                 STATE STREET BANK TRUST CO
                 TTEE VARIOUS RETIREMENT PLANS
                 4 MANHATTANVILLE RD
                 PURCHASE NY 10577-2139

                 ICMA-RC SERVICES LLC                  53,399.918           6.92%            6.56%
                 FBO ALAMEDA COUNTY WATER
                 DISTRICT
                 457 DEFERRED COMPENSATION PLAN
                 777 NORTH CAPITOL ST NE
                 WASHINGTON DC 20002-4239

Class I          PERSHING LLC                         127,133.211           9.07%            8.18%
                 PO BOX 2052
                 JERSEY CITY NJ 07303-2052

                 SANFORD BERNSTEIN & CO LLC           339,679.328          24.23%           21.86%
                 1 N LEXINGTON AVE
                 WHITE PLAINS NY 10601-1712

                 SELDON AND CO                        129,671.839           9.25%            8.34%
                 C/O NATIONAL CITY
                 ATTN MUTUAL FUNDS
                 PO BOX 94984
                 CLEVELAND OH 44101-4984

                 SANFORD BERNSTEIN & CO LLC           590,341.965          42.11%           37.99%
                 1 N LEXINGTON AVE
                 WHITE PLAINS NY 10601-1712

                                   APPENDIX K

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by KPMG LLP, the independent registered public accounting firm for IRG and International Growth, whose reports, along with each Fund's financial statements, are included in each Fund's annual report and available upon request.

                                                       IRG
                                                       ---
                                               Income from Investment Operations           Less Dividends and Distributions
                                               ---------------------------------           --------------------------------

                                                               Net Gains
                                                               or Losses
                                                                  on
                                                              Investments
                                  Net Asset       Net           (both                      Dividends      Distributions
                                    Value,     Investment      realized     Total from      from Net          from
                                  Beginning      Income          and        Investment     Investment        Capital
Fiscal Year or Period             of Period    (Loss)(a)      unrealized)   Operations       Income           Gains
---------------------             ---------    ---------      -----------   ----------       ------           -----
Class A
8/1/07 to 1/31/08 (unaudited)     $16.47         $.01            $.14        $.15           $(.13)           $(1.13)
Year ended 7/31/07                 12.85          .09            3.54        3.63            (.01)             0.00
Year ended 7/31/06                 10.26          .04(e)         2.55        2.59            0.00              0.00
Year ended 7/31/05                  8.50         (.03)(e)        1.79        1.76            0.00              0.00
Year ended 7/31/04                  7.54         (.07)(e)(h)     1.03         .96            0.00              0.00
12/1/02 to 7/31/03+                 7.31         (.03)(e)         .26         .23            0.00              0.00

Class B
8/1/07 to 1/31/08 (unaudited)     $15.36        $(.05)           $.13        $.08           $0.00            $(1.13)
Year ended 7/31/07                 12.07         (.03)           3.33        3.30            (.01)             0.00
Year ended 7/31/06                  9.71         (.04)(e)        2.40        2.36            0.00              0.00
Year ended 7/31/05                  8.10         (.09)(e)        1.70        1.61            0.00              0.00
Year ended 7/31/04                  7.25         (.13)(e)(h)      .98         .85            0.00              0.00
12/1/02 to 7/31/03+                 7.06         (.06)(e)         .25         .19            0.00              0.00

Class C
8/1/07 to 1/31/08 (unaudited)     $15.37        $(.05)           $.12        $.07           $0.00            $(1.13)
Year ended 7/31/07                 12.07         (.02)           3.33        3.31            (.01)             0.00
Year ended 7/31/06                  9.71         (.04)(e)        2.40        2.36            0.00              0.00
Year ended 7/31/05                  8.10         (.08)(e)        1.69        1.61            0.00              0.00
Year ended 7/31/04                  7.25         (.13)(e)(h)      .98         .85            0.00              0.00
12/1/02 to 7/31/03+                 7.06         (.06)(e)         .25         .19            0.00              0.00

Advisor Class
8/1/07 to 1/31/08 (unaudited)     $16.86         $.04            $.13        $.17           $(.17)           $(1.13)
Year ended 7/31/07                 13.15          .14            3.62        3.76            (.05)             0.00
Year ended 7/31/06                 10.47          .09(e)         2.59        2.68            0.00              0.00
Year ended 7/31/05                  8.65          .03(e)         1.79        1.82            0.00              0.00
Year ended 7/31/04                  7.66         (.03)(e)(h)     1.02         .99            0.00              0.00
12/1/02 to 7/31/03+                 7.41         (.01)(e)         .26         .25            0.00              0.00

Class R
8/1/07 to 1/31/08 (unaudited)     $16.47         $.01            $.10        $.11           $(.17)           $(1.13)
5/31/07++ to 7/31/07               16.66         (.01)           (.18)       (.19)           0.00              0.00

Class K
8/1/07 to 1/31/08 (unaudited)     $16.47         $.02            $.15        $.17           $(.19)           $(1.13)
5/31/07++ to 7/31/07               16.66         (.02)(e)        (.17)       (.19)           0.00              0.00

Class I
8/1/07 to 1/31/08 (unaudited)     $16.48         $.05            $.14        $.19           $(.21)           $(1.13)
5/31/07++ to 7/31/07               16.66         (.01)           (.17)       (.18)           0.00              0.00

Please refer to the footnotes on pages 80 through 81.

                                 Less Distributions                                Ratios/Supplemental Data
                                  ------------------                               ------------------------
                                                                       Net
                                  Total       Net Asset            Assets, End     Ratio of      Ratio of Net
                               Dividends       Value,               of Period      Expenses      Income (Loss)
                                   and         End of    Total       (000's       to Average      to Average        Portfolio
                              Distributions    Period   Return (b)  Omitted)      Net Assets      Net Assets      Turnover Rate
                              -------------    ------   ----------  --------      ----------      ----------      -------------
Class A
8/1/07 to 1/31/08 (unaudited)      (1.26)      $15.36       .19%   $169,646        1.60%(c)(d)      .10%(c)            54%
Year ended 7/31/07                  (.01)       16.47     28.27     143,773        1.57(d)          .60                86
Year ended 7/31/06                  0.00        12.85     25.24     114,117        1.65(f)(g)       .36(e)(g)          88
Year ended 7/31/05                  0.00        10.26     20.71      91,949        1.94(f)         (.29)(e)           136
Year ended 7/31/04                  0.00         8.50     12.73      22,001        2.23(f)         (.81)(e)(h)         84
12/1/02 to 7/31/03+                 0.00         7.54      3.15      23,851        2.50(c)(f)      (.68)(c)(e)         56

Class B
8/1/07 to 1/31/08 (unaudited)      (1.13)      $14.31      (.16)%   $49,967        2.36%(c)(d)     (.64)%(c)           54%
Year ended 7/31/07                  (.01)       15.36     27.31      61,830        2.34(d)         (.23)               86
Year ended 7/31/06                  0.00        12.07     24.31      72,759        2.35(f)(g)      (.39)(e)(g)         88
Year ended 7/31/05                  0.00         9.71     19.88      82,622        2.76(f)        (1.01)(e)           136
Year ended 7/31/04                  0.00         8.10     11.72      38,430        2.99(f)        (1.57)(e)(h)         84
12/1/02 to 7/31/03+                 0.00         7.25      2.69      45,815        3.20(c)(f)     (1.38)(c)(e)         56

Class C
8/1/07 to 1/31/08 (unaudited)      (1.13)      $14.31      (.23)%   $40,902        2.32%(c)(d)     (.61)%(c)           54%
Year ended 7/31/07                  (.01)       15.37     27.39      35,970        2.29(d)         (.12)               86
Year ended 7/31/06                  0.00        12.07     24.31      30,841        2.35(f)(g)      (.36)(e)(g)         88
Year ended 7/31/05                  0.00         9.71     19.88      27,911        2.70(f)         (.96)(e)           136
Year ended 7/31/04                  0.00         8.10     11.72      12,417        2.97(f)        (1.54)(e)(h)         84
12/1/02 to 7/31/03+                 0.00         7.25      2.69      15,257        3.20(c)(f)     (1.37)(c)(e)         56

Advisor Class
8/1/07 to 1/31/08 (unaudited)      (1.30)      $15.73       .32%    $61,638        1.29%(c)(d)      .43%(c)            54%
Year ended 7/31/07                  (.05)       16.86     28.67      70,801        1.27(d)          .93                86
Year ended 7/31/06                  0.00        13.15     25.60      55,730        1.35(f)(g)       .75(e)(g)          88
Year ended 7/31/05                  0.00        10.47     21.04      33,754        1.67(f)          .30(e)            136
Year ended 7/31/04                  0.00         8.65     12.92      14,407        1.90(f)         (.37)(e)(h)         84
12/1/02 to 7/31/03+                 0.00         7.66      3.37      12,629        2.20(c)(f)      (.32)(c)(e)         56

Class R
8/1/07 to 1/31/08 (unaudited)     $(1.30)      $15.28      (.09)%        $9        1.63%            .07%               54%
5/31/07++ to 7/31/07                0.00        16.47     (1.14)         10        1.76(c)(d)      (.46)(c)            86

Class K
8/1/07 to 1/31/08 (unaudited)     $(1.32)      $15.32       .30%     $1,033        1.51%            .18%               54%
5/31/07++ to 7/31/07                0.00        16.47     (1.14)        637        1.60(c)(d)     (1.07)(c)(e)         86

Class I
8/1/07 to 1/31/08 (unaudited)     $(1.34)      $15.33       .49%     $1,993        1.10%            .60%               54%
5/31/07++ to 7/31/07                0.00        16.48     (1.08)      1,984        1.34(c)(d)      (.52)(c)            86

                                                       International Growth
                                                       --------------------

                                                     Income from Investment Operations           Less Dividends and Distributions
                                                     ---------------------------------           --------------------------------

                                                                     Net Gains
                                                                     or Losses
                                                                        on
                                                                    Investments
                                        Net Asset       Net           (both                      Dividends      Distributions
                                          Value,     Investment      realized     Total from      from Net          from
                                        Beginning      Income          and        Investment     Investment        Capital
Fiscal Year or Period                   of Period    (Loss)(a)      unrealized)   Operations       Income           Gains
---------------------                   ---------    ---------      -----------   ----------       ------           -----
Class A
7/1/07 to 12/31/07 (unaudited)          $20.85         $.04           $1.27       $1.31           $(.17)           $(1.24)
Year ended 6/30/07                       16.93          .23            4.56        4.79(i)         (.15)             (.72)
Year ended 6/30/06                       13.72          .20            3.22        3.42            (.09)             (.12)
Year ended 6/30/05                       11.15          .15(e)         2.46        2.61            (.04)             0.00
Year ended 6/30/04                        8.38          .05(e)(h)      2.76        2.81            (.04)             0.00
Year ended 6/30/03                        8.19          .02             .17         .19            0.00              0.00

Class B
7/1/07 to 12/31/07 (unaudited)          $19.15        $(.03)          $1.17       $1.14           $(.05)           $(1.24)
Year ended 6/30/07                       15.65          .06            4.22        4.28(i)         (.06)             (.72)
Year ended 6/30/06                       12.72          .05            3.01        3.06            (.01)             (.12)
Year ended 6/30/05                       10.38          .04(e)         2.30        2.34            0.00              0.00
Year ended 6/30/04                        7.84         (.03)(e)(h)     2.57        2.54            0.00              0.00
Year ended 6/30/03                        7.72         (.04)            .16         .12            0.00              0.00

Class C
7/1/07 to 12/31/07 (unaudited)          $19.18        $(.03)          $1.17       $1.14           $(.05)           $(1.24)
Year ended 6/30/07                       15.67          .10            4.19        4.29(i)         (.06)             (.72)
Year ended 6/30/06                       12.72          .13            2.95        3.08            (.01)             (.12)
Year ended 6/30/05                       10.38          .06(e)         2.28        2.34            0.00              0.00
Year ended 6/30/04                        7.84         (.02)(e)(h)     2.56        2.54            0.00              0.00
Year ended 6/30/03                        7.72         (.04)            .16         .12            0.00              0.00

Advisor Class
7/1/07 to 12/31/07 (unaudited)          $21.05         $.08           $1.29       $1.37           $(.23)           $(1.24)
Year ended 6/30/07                       17.08          .31            4.57        4.88(i)         (.19)             (.72)
Year ended 6/30/06                       13.82          .29            3.21        3.50            (.12)             (.12)
Year ended 6/30/05                       11.22          .22(e)         2.45        2.67            (.07)             0.00
Year ended 6/30/04                        8.44          .13(e)(h)      2.72        2.85            (.07)             0.00
Year ended 6/30/03                        8.21          .06             .17         .23            0.00              0.00

Class R
7/1/07 to 12/31/07 (unaudited)          $20.75         $.02           $1.26       $1.28           $(.15)           $(1.24)
Year ended 6/30/07                       16.90          .20            4.52        4.72(i)         (.15)             (.72)
Year ended 6/30/06                       13.72          .29            3.09        3.38            (.08)             (.12)
3/1/05++ to 6/30/05                      14.08          .12            (.48)       (.36)           0.00              0.00

Class K
7/1/07 to 12/31/07 (unaudited)          $20.82         $.04           $1.28       $1.32           $(.19)           $(1.24)
Year ended 6/30/07                       16.95          .31            4.47        4.78(i)         (.19)             (.72)
Year ended 6/30/06                       13.73          .34            3.09        3.43            (.09)             (.12)
3/1/05++ to 6/30/05                      14.08          .13            (.48)       (.35)           0.00              0.00

Class I
7/1/07 to 12/31/07 (unaudited)          $20.92         $.08           $1.29       $1.37           $(.24)           $(1.24)
Year ended 6/30/07                       16.98          .32            4.54        4.86(i)         (.20)             (.72)
Year ended 6/30/06                       13.74          .48            3.01        3.49            (.13)             (.12)
3/1/05++ to 6/30/05                      14.08          .14            (.48)       (.34)           0.00              0.00


Please refer to the footnotes on pages 80 through 81.

                               Less Distributions                              Ratios/Supplemental Data
                               ------------------                              ------------------------
                                                                       Net
                                   Total       Net Asset            Assets, End     Ratio of      Ratio of Net
                                Dividends       Value,               of Period      Expenses      Income (Loss)
                                    and         End of    Total       (000's       to Average      to Average        Portfolio
                               Distributions    Period   Return (b)  Omitted)      Net Assets      Net Assets      Turnover Rate
                               -------------    ------   ----------  --------      ----------      ----------      -------------
Class A
7/1/07 to 12/31/07 (unaudited)    $(1.41)      $20.75     6.24%     $2,086,911        1.20%(c)      .42%(c)           44%
Year ended 6/30/07                  (.87)       20.85    29.16       1,630,491        1.27         1.21               68
Year ended 6/30/06                  (.21)       16.93    25.11         952,036        1.43(g)      1.26(g)            59
Year ended 6/30/05                  (.04)       13.72    23.44         310,073        1.57(f)      1.17(e)            47
Year ended 6/30/04                  (.04)       11.15    33.57         202,899        1.89(f)       .49(e)(h)         50
Year ended 6/30/03                  0.00         8.38     2.32         163,406        2.29          .23               29

Class B
7/1/07 to 12/31/07 (unaudited)    $(1.29)      $19.00     5.91%       $138,688        1.94%(c)     (.34)%(c)          44%
Year ended 6/30/07                  (.78)       19.15    28.18         136,704        2.00          .37               68
Year ended 6/30/06                  (.13)       15.65    24.18         109,706        2.18(g)       .33(g)            59
Year ended 6/30/05                  0.00        12.72    22.54          66,613        2.33(f)       .33(e)            47
Year ended 6/30/04                  0.00        10.38    32.40          56,959        2.67(f)      (.30)(e)(h)        50
Year ended 6/30/03                  0.00         7.84     1.55          48,183        3.08         (.61)              29

Class C
7/1/07 to 12/31/07 (unaudited)    $(1.29)      $19.03     5.90%       $564,238        1.91%(c)     (.30)%(c)          44%
Year ended 6/30/07                  (.78)       19.18    28.21         444,496        1.98          .55               68
Year ended 6/30/06                  (.13)       15.67    24.34         210,147        2.13(g)       .85(g)            59
Year ended 6/30/05                  0.00        12.72    22.54          29,957        2.29(f)       .55(e)            47
Year ended 6/30/04                  0.00        10.38    32.40          16,005        2.65(f)      (.26)(e)(h)        50
Year ended 6/30/03                  0.00         7.84     1.55          12,092        3.06         (.57)              29

Advisor Class
7/1/07 to 12/31/07 (unaudited)    $(1.47)      $20.95     6.43%       $457,811         .90%(c)      .72%(c)           44%
Year ended 6/30/07                  (.91)       21.05    29.51         319,322         .97         1.62               68
Year ended 6/30/06                  (.24)       17.08    25.57         108,237        1.13(g)      1.81(g)            59
Year ended 6/30/05                  (.07)       13.82    23.86           8,404        1.25(f)      1.74(e)            47
Year ended 6/30/04                  (.07)       11.22    33.81           2,817        1.54(f)      1.29(e)(h)         50
Year ended 6/30/03                  0.00         8.44     2.80             744        1.98          .74               29

Class R
7/1/07 to 12/31/07 (unaudited)    $(1.39)      $20.64     6.09%        $52,685        1.48%(c)      .18%(c)           44%
Year ended 6/30/07                  (.87)       20.75    28.80          29,638        1.56         1.02               68
Year ended 6/30/06                  (.20)       16.90    24.83           6,969        1.67(g)      1.76(g)            59
3/1/05++ to 6/30/05                 0.00        13.72    (2.56)             10        1.58(c)      2.59(c)            47

Class K
7/1/07 to 12/31/07 (unaudited)    $(1.43)      $20.71     6.28%        $11,275        1.25%(c)      .37%(c)           44%
Year ended 6/30/07                  (.91)       20.82    29.13           8,169        1.26         1.60               68
Year ended 6/30/06                  (.21)       16.95    25.18             760        1.41(g)      2.05(g)            59
3/1/05++ to 6/30/05                 0.00        13.73    (2.49)             10        1.32(c)      2.85(c)            47

Class I
7/1/07 to 12/31/07 (unaudited)    $(1.48)      $20.81     6.49%        $29,715         .85%(c)      .79%(c)           44%
Year ended 6/30/07                   (.92)       20.92    29.59          19,421         .90         1.70               68
Year ended 6/30/06                   (.25)       16.98    25.61           2,497        1.09(g)      2.81(g)            59
3/1/05++ to 6/30/05                  0.00        13.74    (2.41)             10        1.04(c)      3.13(c)            47

----------
+    Change in fiscal year end.

++   Commencement of distribution.

(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge, if applicable, is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.

(c)  Annualized.

(d) Amounts do not reflect the impact of expense offset arrangements with the Transfer Agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (f) above, would have been as follows:

                           Six  Months Ended                  Year  Ended
                        January 31, 2008 (unaudited)         July 31, 2007
                        ----------------------------         -------------

     Class A                       1.59%                         1.55%
     Class B                       2.35%                         2.33%
     Class C                       2.31%                         2.28%
     Advisor Class                 1.28%                         1.25%
     Class R                        --                           1.69%
     Class K                        --                           1.60%
     Class I                        --                           1.27%

(e)  Net of fee waiver and expense reimbursement by the Adviser.

(f) Net of expenses assumed and/or waived or reimbursed. If the following Funds had borne all expenses in its most recent five fiscal years, its expense ratios would have been as follow:

                          2007      2006         2005    2004    2003
                          ----      ----         ----    ----    ----
     IRG
     Class A               1.57%     1.73%(g)    2.09%   2.46%   2.99%*
     Class B               2.34      2.50(g)     2.92    3.26    3.79*
     Class C               2.29      2.45(g)     2.86    3.21    3.73*
     Advisor Class         1.27      1.40(g)     1.85    2.13    2.70*
     Class R               1.76*       --          --      --      --
     Class K               1.74*       --          --      --      --
     Class I               1.34*       --          --      --      --

     International
     Growth
     Class A                 --        --        1.61%   2.04%     --
     Class B                 --        --        2.37    2.82      --
     Class C                 --        --        2.33    2.80      --
     Advisor Class           --        --        1.29    1.69      --
     Class R                 --        --          --      --      --
     Class K                 --        --          --      --      --
     Class I                 --        --          --      --      --

----------
     *    Annualized.

(g)  The ratio includes expenses attributable to costs of proxy solicitation.

(h)  Net of expenses waived by the Transfer Agent.

(i)  Amount includes contribution from Adviser of less than $.01.

SK 00250 0202 882949v2

              ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND, INC.

                           1345 Avenue of the Americas
                               New York, New York
                            Toll Free (800) 221-5672

------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                May [____], 2008


     This Statement of Additional Information (the "SAI") relates to the acquisition (the "Acquisition") of all of the assets and liabilities of AllianceBernstein International Research Growth Fund, Inc. ("IRG") by AllianceBernstein International Growth Fund, Inc. ("International Growth"). (International Growth and IRG are each a "Fund" and collectively, the "Funds.")

     This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus dated May [___], 2008 (the "Prospectus") of International Growth which relates to the Acquisition. As described in the Prospectus, the Acquisition would involve the transfer of all the assets of IRG in exchange for shares of International Growth and the assumption by International Growth of all the liabilities of IRG. IRG would distribute the International Growth shares it receives to its shareholders in complete liquidation of the Fund. International Growth will be the survivor for accounting purposes.

     This SAI is not a prospectus and should be read in conjunction with the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to a Fund at 1345 Avenue of the Americas, New York, New York 10105, or by calling 1-800-221-5672.

------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                                                            Page
ADDITIONAL INFORMATION ABOUT THE FUNDS

FINANCIAL STATEMENTS

Additional Information About the Funds

     Further information about International Growth and IRG is contained in their Statements of Additional Information each dated November 1, 2007, which are available upon request and without charge by writing to the applicable Fund at 1345 Avenue of the Americas, New York, New York 10105, or by calling 1-800-221-5672. IRG's file number is 811-08527 and International Growth's file number is 811-08426.

Financial Statements

     The financial statements and Report of Independent Registered Public Accounting Firm contained in the Annual Report for the twelve months ended July 31, 2007, of International Growth, which report contains historical financial information regarding International Growth, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. International Growth's Semi-Annual Report dated January 31, 2008 is also incorporated herein by reference.

     The financial statements and Report of Independent Registered Public Accounting Firm contained in the Annual Report for the twelve months ended July 31, 2007, of IRG, which report contains historical financial information regarding IRG, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. IRG's Semi-Annual Report dated January 31, 2008 is also incorporated herein by reference.


SK 00250 0202 881785v1

                                     PART C
                                OTHER INFORMATION

Item 15. Indemnification.

     It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a) in response to Item 23, Article IX of Registrant's Amended and Restated Bylaws, filed as Exhibit (b) in response to
Item 23, and Section 10 of the proposed Distribution Services Agreement, filed as Exhibit (e)(1) in response to Item 23, all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement, filed as Exhibit (d) in response to Item 23, as set forth below.

     Article EIGHTH of the Registrant's Articles of Incorporation reads as follows:

          (1) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

          (2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation Law.

          (3) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

          (4) References to the Maryland General Corporation Law in this Article are to that law as from time to time amended. No amendment to the charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

     Article IX of the Registrant's Amended and Restated By-Laws reads as follows:

          To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

          Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

          The Advisory Agreement between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect AllianceBernstein L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

          The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. ("ABI") (formerly known as Alliance Fund Distributors, Inc.) provides that the Registrant will indemnify, defend and hold ABI, and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

          The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation, Amended and Restated By-Laws, the Advisory Agreement between Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between Registrant and ABI which are filed herewith as Exhibits (a), (b), (d) and (e) respectively, in response to Item 23 and each of which are incorporated by reference herein.

          Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

          The Registrant participates in a joint trustees/directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by AllianceBernstein L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

Item 16.  Exhibits

     (1) (a) Articles of Incorporation - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 8 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on October 31, 1997.

          (b) Articles of Amendment to Articles of Incorporation dated and filed April 21, 1994 - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 8 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on October 31, 1997.

          (c) Articles of Transfer of Registrant dated and filed October 27, 1995 - Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 9 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on October 30, 1998.

          (d) Articles Supplementary to Articles of Incorporation of Registrant dated September 30, 1996 and filed October 1, 1996 - Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 9 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on October 30, 1998.

          (e) Articles of Amendment to Articles of Incorporation dated March 19, 2003 and filed March 20, 2003 - Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 18 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on October 31, 2003.

          (f) Articles Supplementary to the Articles of Incorporation of the Registrant dated February 17, 2005 and filed February 22, 2005 - Incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 20 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on February 28, 2005.

          (g) Articles of Amendment to the Articles of Incorporation of the Registrant dated April 18, 2005 and filed May 13, 2005 - Incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 21 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on September 2, 2005.

     (2) Amended and Restated By-Laws of the Registrant - Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 23 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on August 30, 2006.

     (3)  Not applicable.

     (4) Form of Agreement and Plan of Acquisition and Liquidation between AllianceBernstein International Research Growth Fund, Inc. and AllianceBernstein International Growth Fund, Inc. - Constitutes Appendix G to Part A hereof.

     (5)  Not applicable.

     (6) Form of Amended and Restated Advisory Agreement - Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 19 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on November 1, 2004.

     (7) (a) Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 8 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on October 31, 1997.

          (b)  Amendment to Distribution Services Agreement dated July 16, 1996
               - Incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 7 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on October 1, 1996.

          (c) Amendment to Distribution Services Agreement dated January 23, 2003 - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange commission on January 30, 2003.

          (d) Form of Amendment to Distribution Services Agreement - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 20 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on February 28, 2005.

          (e) Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 34 of the Registration Statement on Form N-1A of AllianceBernstein Municipal Income Fund, Inc. (File Nos. 33-7812 and 811-04791) filed with the Securities and Exchange Commission on January 28, 2005.

          (f) Form of Selected Agent Agreement between AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected agents making available shares of Registrant - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 34 of the Registration Statement on Form N-1A of AllianceBernstein Municipal Income Fund, Inc. (File Nos. 33-7812 and 811-04791) filed with the Securities and Exchange Commission on January 28, 2005.

     (8)  Not applicable.

     (9) Custodian Contract between the Registrant and Brown Brothers Harriman & Co. - Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 9 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on October 30, 1998.

     (10) (a)  Rule 12b-1 Plan - See Exhibit (7)(a) hereto.

          (b) Form of Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 20 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on February 28, 2005.

     (11) Form of Opinion and Consent of Seward & Kissel LLP regarding the legality of securities being registered - Filed herewith.

     (12) Form of Opinion and Consent of Seward & Kissel LLP as to Tax matters - To be filed by amendment.

     (13) (a) Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 9 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on October 30, 1998.

          (b) Amendment to Transfer Agency Agreement dated January 23, 2003 - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 17 of Registrant's Registration Statement on Form N-1A (File Nos. 33-76598 and 811-08426) filed with the Securities and Exchange Commission on January 30, 2003.

          (c) Code of Ethics for the Fund - Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

          (d) Code of Ethics for the AllianceBernstein L.P. and AllianceBernstein Investments, Inc. (- Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 4 of the Registration Statement on Form N-1A of The AllianceBernstein Pooling Portfolios (File Nos. 333-120487 and 811-21673) filed with the Securities and Exchange Commission on December 29, 2006.

     (14) Consent of Independent Registered Accounting Firm - Filed herewith.

     (15) Not applicable.

     (16) Powers of Attorney for: John H. Dobkin, Michael J. Downey, William H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Marc O. Mayer, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner - Filed herewith.

     (17) Not applicable.

Item 17.  Undertakings

     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145(c), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Acquisition described in this registration statement that contains an opinion of counsel supporting the tax matters discussed in this registration statement.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 22nd day of May, 2008.

                               ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND, INC.


                               By: Marc O. Mayer*
                                   --------------
                                   Marc O. Mayer
                                   President

          Pursuant to the requirements of the Securities Act of 1933, as amended Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

     Signature                           Title                      Date
     ---------                           -----                      ----

1.   Principal Executive Officer:

     Marc O. Mayer*                      President and              May 22, 2008
                                         Chief Executive
                                         Officer

2.   Principal Financial
     and Accounting Officer:

     /s/ Joseph J. Mantineo              Treasurer and              May 22, 2008
     ----------------------              Chief Financial
         Joseph J. Mantineo              Officer

3.   Majority of Directors:

     John H. Dobkin*
     Michael J. Downey*
     William H. Foulk, Jr.*
     D. James Guzy*
     Nancy P. Jacklin*
     Marc O. Mayer*
     Garry L. Moody*
     Marshall C. Turner, Jr.*
     Earl D. Weiner*


     *By: /s/ Andrew L. Gangolf                                     May 22, 2008
          ----------------------
              Andrew L. Gangolf
              (Attorney-in-fact)

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.    Description of Exhibits
-----------    -----------------------

(11)           Form of Opinion and Consent of Seward & Kissel LLP

(14)           Consent of Independent Registered Public Accounting Firm

(16)           Powers of Attorney

SK 00250 0202 883422 v2